UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2020

Date of reporting period: November 30, 2020

Item 1. Reports to Stockholders.

Semper MBS Total Return Fund

Class A – SEMOX

Investor Class – SEMPX

Institutional Class – SEMMX

Semper Short Duration Fund

Investor Class – SEMRX

Institutional Class – SEMIX

Annual Report
November 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

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Table of Contents

Shareholder Letter	1
Allocation of Portfolio Assets	9
Expense Example	11
Investment Highlights	13
Schedules of Investments	15
Statements of Assets and Liabilities	46
Statements of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	54
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	75
Notice to Shareholders	76
Liquidity Risk Management Program	77
Information about Trustees and Officers	78
Householding	82
Privacy Notice	83

SEMPER FUNDS

January 4, 2021

Dear Shareholder,

The Semper MBS Total Return Fund (the “Total Return Fund”) completed its seventh full fiscal year and the Semper Short Duration Fund (the “Short Duration Fund”) completed its ninth full fiscal year on November 30, 2020, nine months into the pandemic and about eight months after a two week-long market dislocation of unprecedented magnitude brought on by pandemic-induced economic and market uncertainty.

Both Funds’ primary strategies during the year remained unchanged.  The Total Return Fund, under normal market conditions, invests at least 80% of its net assets in mortgage-backed securities (“MBS”), and seeks to provide a high level of risk-adjusted current income and capital appreciation.  Throughout the fiscal year, the Fund’s largest allocation was to the non-Agency RMBS sector (“Non-Agencies” or “RMBS”), which are non-government guaranteed MBS, as it has been since inception of the Fund in 2013.  The November 30, 2020 allocation to RMBS totaled 91%.  Approximately 39% of this RMBS position was allocated to newer issue securitizations supported by recent vintage loans, with about 22% consisting of Legacy  securitizations including Prime, Alt-A and Subprime bonds, and about 30% consisting of seasoned loans packaged into newer securitizations.  Examples of new issue securitizations are  CRT (credit risk transfer)  bonds issued by Fannie Mae and Freddie Mac, Jumbo 2.0 securitizations, Non-Qualifying Mortgage (“Non-QM”) securitizations, and Single Family Rental (“SFR”) bonds.  Examples of newer issue securitizations supported by seasoned loans include Reperforming Loan securitizations (RPL) and Non-Performing Loan securitizations (NPL). The Fund also had an allocation to commercial MBS (CMBS), primarily multi-family housing securities and deals collateralized with strong industrial properties.  The Total Return Fund did not have an allocation to government agency guaranteed MBS given our relative value view on the sector characterized by greater interest rate sensitivity and lower yield.  Because of the nature of RMBS, effective duration remained low relative to most bond profiles, with portfolio duration in a range of 1.5 to 2.5 years.

Similar to the Total Return Fund, the Short Duration Fund is primarily allocated to securitized debt credit sectors including MBS, CMBS, asset-backed securities (ABS), and senior tranches of collateralized loan obligations (CLO) rated AAA.  The Fund maintains significant diversification across these sectors with no more than 25% allocated to any of these sectors.  Duration was modestly longer during much of the year, at approximately 1 year.  Over time we expect to move duration shorter to about 0.5 years.At the end of November 2020, the Short Duration Fund was well diversified with over 250 positions.  Approximately 24% of the Fund’s portfolio was invested in non-Agency RMBS, 17% in Agency MBS, primarily Fannie Mae and Freddie Mac issued CRT securities, 13% in CMBS, 23% in ABS, 22% in senior CLO securities, and 1% in cash equivalents.  More than 80% of the Fund assets were rated investment grade, with  6% below investment grade and less than 12% non-rated.  58% of the Fund was invested in floating rate securities, typically resetting monthly above a one- or three-month LIBOR reference rate.

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Volatility in equities and a decline in Treasury yields in February from growing global economic concerns created by the growing Coronavirus crisis had done little to slow the demand for RMBS or other securitized debt until mid-March.  The combination of low rates, solid housing data, and strong RMBS market fundamentals and technicals had continued to support the sector through the first two months of the calendar year.

This relative calm changed dramatically and quickly beginning in mid-March.  Between March 16th and 27th, the Total Return Fund Institutional share class NAV fell from $10.29 to $8.36, and performance declined by over 18%.  The Short Duration Fund Institutional share class NAV declined from $9.78 to $8.62 during this period, and performance fell by over 9.5%.  Spreads across non-Agency RMBS and other securitized debt sectors including ABS and CMBS markets widened by an extraordinary amount as selling pressure across the RMBS market from mortgage REITs, mortgage hedge funds, and mortgage and multi-sector bond mutual funds intensified from the effects of both leverage and redemptions. Forced selling put more and more pressure on the most liquid mortgage credit sectors. For example, Agency CRT Last Cash Flow bonds, the most liquid bonds in the non-agency sector, had price declines of 30-40+% versus beginning of month levels.  Mezzanine Single Family Rental bonds (“SFR”) from top tier issuers like Invitation Homes for example, traded down into the $50s from close to par levels at the start of the month, and Legacy, or pre-financial crisis bonds, began to trade at or close to double digit yield levels, up from 3-4% at the end of February, representing price declines of 10-50% depending on the profile. Other non-agency sectors, like Non-QM, Jumbo 2.0 and Reperforming and Non-Performing loan securitizations, saw both senior and mezzanine profiles drop substantially during this period.  Senior securities dropped 5-15% while mezzanine profiles saw price declines of 25-40% or more during the height of this volatile period.

Over the weekend of March 21st, an unprecedented supply of several billion dollars of RMBS was sold through auctions from bond mutual funds and mortgage REITs, further depressing prices across both newer issue and legacy RMBS.  Flows accelerated and markets became very opaque.  Repo counterparties to levered funds defensively and aggressively increased margin calls, further pressuring funds’ liquidity needs. Dealers, who normally act as a buffer between buyers and sellers, also looked to reduce their balance sheet significantly during this period, as quarter end balance sheet pressure and corporate lending client needs exacerbated this liquidity overhang.

Selling pressure very slowly began to ease in late March, although the Total Return Fund NAV continued to decline until the second week in April before beginning to rebound.  The Short Duration Fund began to rebound by March month-end.

Despite the significant uncertainty and economic pressure caused by the onset of the pandemic and rolling local and state-wide shutdowns, the U.S. housing sector and consumer credit in general has performed very well, providing support to the bonds held in both portfolios.  Initial concerns about the ability for the housing market to

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remain strong proved to be unfounded.  U.S. housing market fundamentals, homeowner financial strength, and RMBS market technicals have all been strong and getting stronger throughout these last several months. Home equity is at a record high, over $20 trillion – 6% higher than one year ago.  While a large number of homeowners took advantage of rapidly rolled out forbearance programs by Fannie Mae, Freddie Mac, and other mortgage loan servicers – supported by the CARES Act, the percentage of non-current loans never came close to the delinquencies from the last recession, and non-current loans have steadily declined since spring.  More than 50% of forborne loans have cured, and elevated refinancing activity has resulted in rapid delevering of many bonds in both Funds, increasing credit quality materially.

While bond prices in both Funds have been moving higher since spring, we believe that the  prices for many of the bonds particularly in the Total Return Fund have lagged signs of consistently improving housing and market data.  As of November 30th, 2020, the Total Return Fund Institutional class NAV had increased to $9.05 and the NAV of the Short Duration Fund Institutional class had rebounded to $9.55.  There are a number of reasons why these profiles have not rebounded as quickly as some other risk sectors.  First, these bonds trade over the counter in negotiated transactions.  Many are bespoke, structurally complex securities that may trade less frequently, resulting in less price discovery.  Second, the Fed, with its extraordinary support of the economy and markets, did not provide direct  support to the RMBS sector, as it did with other bond sectors including Agency MBS.

The below tables highlight sector level average price changes throughout the year for both funds, highlighting the sharp drop in prices in March and subsequent recovery.

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The Total Return Fund net performance for the fiscal year ended November 30, 2020 for the Institutional Class was -9.28%, for the Investor Class net performance was -9.24%, and for the Class A net performance was -9.14% without the maximum 2.00% front-end sales load and -10.93% including the 2.00% front-end sales load.  The performance of the Bloomberg Barclays U.S. Mortgage-Backed Securities Index (the “Index”), the Fund’s benchmark index, during the fiscal year ended November 30, 2020 was 3.94%.  Performance of the Bloomberg Barclays U.S. Aggregate Index, which represents the overall bond market was 7.28%.  Performance of the Institutional class from April through November, the period post market dislocation, was +14.25% versus +0.81% for the Index.

The primary source of negative performance during the fiscal year ended November 30, 2020 was March price declines across most of the portfolio’s sectors. Interest income for the period totaled about 3.8%, about 1.25% lower than the prior year, caused by the Fed induced sharp decline in market rates including LIBOR, which declined by about 1.5% in the first quarter of 2020.

The Short Duration Fund net performance for the fiscal year ended November 30, 2020  for the Institutional Class was -1.28%, and for the Investor Class was -1.43%.  The performance of the Bloomberg Barclays 1-3 Year U.S. Government Index during this same period was 3.31%.  The performance of the Bloomberg Barclays 1-3 Year U.S. Treasury Index was 3.33% for the period.  Performance for the Fund trailed index performance during the year because the Fund suffered price declines during the March market dislocation which have gradually moved higher, while the indices benefited from the sharp decline in interest rates pushing government-guaranteed bond prices higher.  The Fund’s yield advantage partially offset that disadvantage.

Interest income contributed about 3% to performance, while prices declines contributed  about -4% to performance.  Performance of the Institutional Class from April through November, the period post market dislocation, was +9.55% versus +0.35% and +0.34% for the Bloomberg Barclays 1-3 Year U.S. Government Index and the Bloomberg Barclays 1-3 Year U.S. Treasury Index, respectively.

We expect to maintain a similar overall Total Return Fund composition in 2021, with the largest allocation to non-Agencies, with a growing percentage in newer issue securities, a modest allocation to CMBS, and a continued target duration of under two years.

We expect that the Short Duration Fund’s  overall composition in 2021 will remain similar as well, with a significant allocation to RMBS, CMBS, and ABS with low interest rate sensitivity.  This low rate sensitivity is supported by the low average lives of most of the Fund’s positions, including a significant allocation to floating rate securities that generally trade with little duration. We continue to believe that securitized debt is better positioned than other fixed income assets to perform well, in addition to the portfolio’s current bonds continuing to recover from last spring’s price declines.

We continue to expect further normalization of fundamentals and credit spreads across RMBS sectors in 2021 as a result of reduced COVID uncertainty by way of vaccinations, post-election stimulus, and continued curing of pandemic related

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delinquencies.  We expect mezzanine and subordinated profiles to perform best as we recapture last year’s lagged performance.  We expect this to result in attractive performance relative to other fixed income sectors that have already fully recovered to pre-pandemic levels and beyond, in many cases without the fundamental credit support that RMBS enjoys today.

We see a number of attractive investment opportunities concentrated in residential housing-related sectors in 2021, including:

•
Agency Credit Risk Transfer: Backed by high quality pools of agency borrowers (with average FICO scores in the mid 700 range and mid 30s debt to income ratios (“DTI”), these bonds offer investors opportunities to access mortgage credit and express credit views of housing and loan performance.  The collateral has continued to outperform initial expectations related to the pandemic and continues to benefit from  programs designed by the FHFA and GSEs relating to forbearance and loss mitigation.  Subordinated B1 and B2 profiles yield between 4-7% with mezzanine bond yielding in the 3% range.  Many prices remain at a discount to par, and the sector’s significant liquidity affords active management opportunities.

•
Non-Qualified Mortgages: Although these borrowers don’t qualify for agency purchase and are not as strong as prime jumbo loans, the average quality of these borrowers is very high relative to that of pre-financial crisis borrowers.  Mezzanine bonds currently yield about 4-5% with 3 – 5 year durations, and collateral enhancement (C/E) well in excess of worst-case loss scenarios, as bonds have delevered much more than loss expectations have increased.  Prices have the opportunity to appreciate another several percent if spreads revert to early 2020 levels.

•
Prime Jumbo 2.0: Backed by the highest credit quality borrowers in RMBS, deals had muted forbearance take-up rates at the height of the pandemic. Strong performance along with rapid prepays should lead to credit enhancement buildup, future upgrade activity, and spread tightening on jumbo mezzanine profiles, supporting near term price appreciation.

•
Non-Performing Loan Securitizations: NPLs, especially those collateralized largely by REO properties, have benefited from robust 2020 HPA growth, limited new issue supply, and improving credit fundamentals. NPL issuers continue selling re-performing loans and REOs out of existing structures rapidly delevering these structures. Subordinate bonds remain below par, and currently yield in excess of 5% expected yield.  We expect price appreciation from early calls or spread tightening.

•
Mezzanine Tranches of Single Family Rental Securitizations: The SFR sector has been one of the strongest performing sectors fundamentally since March driven by high quality tenants, a long-term demographic demand for single family rentals, and sophisticated SFR operators. Rental collections and revenue growth during the pandemic have remained in line with or better than previous

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periods, while the SFR collateral has benefited from levels of HPA higher than the national average. Mezzanine profiles in the sector can yield from 3-5+%.

•
Fannie Mae and Freddie Mac Multifamily Securitizations: GSE deals have seen continued low delinquencies rates and rental collections have remained well above initial pandemic expectations. In our view these securities have always been fundamentally mispriced, given historical performance, strong collateral underwriting, and experienced property sponsors. Similar to CRT, assistance programs offered during the pandemic have aided the few borrowers who faced disruption. We believe this sector will continue to offer strong total return, strong fundamentals can be accessed via securities with discount dollar prices, intermediate to long spread duration, and material upside to spread tightening and collateral prepayments.

The RMBS market will not be without risk in 2021, with the likelihood of some broader macro led volatility impacting valuations. Additionally, while cure rates for forborne loans are expected to be high and liquidation levels low, some non-performing loans will inevitably lead to defaults and liquidations. However, several factors make this a much more favorable backdrop for loans to liquidate in contrast with the great financial crisis 10 years ago (GFC). Firstly, mortgage servicers are better equipped in terms of technology and loss mitigation techniques such as loan modification protocols which can be expected to keep a higher percentage of borrower’s cash flowing. Secondly, borrower home equity levels are at significantly higher levels than the GFC, which should incentivize distressed borrowers to sell their homes to protect their equity. According to Black Knight in their August Mortgage Monitor report, the percent of borrowers with negative equity is below 2% versus the highs experienced in 2010, when about 30% of borrowers had negative equity in their homes. Finally, we are in an environment today where housing demand far outstrips available supply which should make for a supportive market for borrowers to trade out of their homes and servicers to liquidate REO properties.

Another risk in our  2021 outlook is yield curve steepening. Monetary and fiscal policy continues to lead to a growing federal deficit and more Treasury borrowing. We also expect higher levels of corporate and municipal debt to come to market as issuers continue to take advantage of low rates. As the economy moves towards normalcy, given the Fed’s stated intention to keep the target Fed Funds Rate near 0% and comfort with allowing inflation to exceed its long term target of 2%, we believe that the intermediate and long portions of the yield curve may rise.  The lower interest rate sensitivity of most RMBS profiles, and the relatively short durations of both the Total Return Fund and the Short Duration Fund, will help to preserve value relative to other fixed income sectors in such an environment.

Both the Total Return Fund and the Short Duration Fund have significant capacity and appropriate liquidity,  as we look forward to the new fiscal year.

Sincerely,
Semper Capital Management, L.P.

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Past performance is not a guarantee of future results.

Opinions expressed are those of Semper Capital Management, L.P., the Semper MBS Total Return Fund’s and the Semper Short Duration Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.

The Funds invest in debt securities: As interest rates rise, the value of debt securities decrease; whereas prepayment risk tends to occur during periods of declining interest rates. This risk is usually greater for longer-term debt securities. Recent turbulence in the financial markets and reduced liquidity in credit and fixed-income market may have an adverse effect on the Funds. Investments in mortgage-backed and asset-backed securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. Accordingly, the Funds may not be suitable for all investors.

In addition, the MBS Total Return Fund invests in lower-rated and non-rated securities that present a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund. The Fund may invest in securities that are less liquid which can be difficult to sell. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund may invest in To Be Announced (“TBA”) securities which involve interest rate and investment exposure risks. The Fund may invest in when-issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete listing of Fund holdings, please refer to the schedule of investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.

The Bloomberg Barclays 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays U.S. Aggregate Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

One cannot invest directly in an index.

Investment Grade: Credit ratings of AAA, AA, A, and BBB assessed by credit rating agencies.

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Below Investment Grade: Credit ratings of BB or lower by credit rating agencies. Credit quality distribution is determined by using the highest credit rating for each security from Moody’s, Standard & Poor’s, Fitch Ratings, DBRS, Morningstar and Kroll, six credit rating agencies providing credit assessments for mortgage-backed securities.

London Interbank Offered Rate (LIBOR): An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Effective Duration: Calculation for bonds with cash flow variability.  It takes into account that expected cash flows will fluctuate as interest rates change.

Yield: Interest income divided by price for a bond or portfolio of bonds.

Yield to Maturity: Anticipated rate of return on a bond or portfolio of bonds if held until the maturity date.

Par is the face value or nominal value of a bond.

Basis point equals 1/100th of 1%.

This report must be preceded or accompanied by a prospectus.

The Semper Funds are distributed by Quasar Distributors, LLC.

SEMPER MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER SHORT DURATION FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

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EXPENSE EXAMPLE at November 30, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/20 – 11/30/20).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at November 30, 2020 (Unaudited), Continued

Total Return Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/20	11/30/20	6/1/20 – 11/30/20(1)
Class A
Actual	$1,000.00	$1,124.20	$5.74

Hypothetical (5% return	$1,000.00	$1,019.60	$5.45
before expenses)

Investor Class
Actual	$1,000.00	$1,124.40	$5.74

Hypothetical (5% return	$1,000.00	$1,019.60	$5.45
before expenses)

Institutional Class
Actual	$1,000.00	$1,126.10	$4.41

Hypothetical (5% return	$1,000.00	$1,020.85	$4.19
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.  The annualized expense ratios of the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class are 1.08%, 1.08% and 0.83%, respectively.

Short Duration Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/20	11/30/20	6/1/20 – 11/30/20(1)
Investor Class
Actual	$1,000.00	$1,050.60	$4.36

Hypothetical (5% return	$1,000.00	$1,020.75	$4.29
before expenses)

Institutional Class
Actual	$1,000.00	$1,052.00	$3.08

Hypothetical (5% return	$1,000.00	$1,022.00	$3.03
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.  The annualized expense ratios of the Semper Short Duration Fund – Investor Class and Institutional Class are 0.85% and 0.60%, respectively.

SEMPER MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Semper MBS Total Return Fund – Institutional Class vs
the Bloomberg Barclays U.S. MBS Index

				Since	Since
	One	Three	Five	Inception	Inception
Average Annual Total Return	Year	Years	Years	(7/22/13)	(12/18/2015)
Semper MBS Total Return Fund –
Investor Class	-9.24%	-0.58%	1.42%	3.83%	—
Semper MBS Total Return Fund –
Institutional Class	-9.28%	-0.42%	1.61%	4.05%	—
Semper MBS Total Return Fund –
Class A (with sales load)	-10.93%	-1.22%	—	—	1.04%
Semper MBS Total Return Fund –
Class A (without sales load)	-9.14%	-0.54%	—	—	1.45%
Bloomberg Barclays U.S. MBS Index	3.94%	3.75%	3.00%	3.14%	3.03%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers were in effect prior to November 30, 2014.  In the absence of fee waivers, returns would be reduced.  For the years ended November 30, 2015, November 30, 2016 and November 30, 2017, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher.  Class A shares may be subject to a 2.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.

This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid adjustable rate mortgages – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million par outstanding with a weighted average maturity of at least one year.

SEMPER SHORT DURATION FUND

Comparison of the change in value of a $1,000,000 investment in the Semper Short Duration Fund – Institutional Class vs
the Bloomberg Barclays 1-3 Year U.S. Government Index and the
Bloomberg Barclays 1-3 Year U.S. Treasury Index

				Since
	One	Three	Five	Inception
Average Annual Total Return	Year	Years	Years	(12/23/10)
Semper Short Duration Fund – Investor Class	-1.43%	1.30%	1.71%	1.96%
Semper Short Duration Fund – Institutional Class	-1.28%	1.49%	1.93%	2.21%
Bloomberg Barclays 1-3 Year U.S. Government Index	3.31%	2.75%	1.89%	1.34%
Bloomberg Barclays 1-3 Year U.S. Treasury Index	3.33%	2.75%	1.88%	1.33%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value  of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays 1-3 Year U.S. Government Index (the “Index”) includes Treasury and agency securities issued by the U.S. Government with a maturity from one up to (but not including) three years.  The Index contains only dollar denominated, investment grade issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
Fannie Mae-Aces
Series 2006-M1, Class IO, 0.239%, 3/25/36 (a)(g)	$1,539,536	$227
GNMA REMIC Trust
Series 2012-25, Class IO, 0.291%, 8/16/52 (a)(g)	1,945,297	20,496
Series 2013-173, Class AC, 2.841%, 10/16/53 (a)	8,661	9,021
Government National Mortgage Association
Series 2002-28, Class IO, 0.591%, 1/16/42 (a)(g)	17,617	1
Series 2005-23, Class IO, 0.004%, 6/17/45 (a)(g)	337,468	34
Series 2006-68, Class IO, 0.449%, 5/16/46 (a)(g)	348,748	3,777
Total Commercial Mortgage-Backed Securities – Agency
(cost $159,300)		33,556

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 5.8%
Bayview Commercial Asset Trust
Series 2004-3, Class B2, 5.175%
(1 Month LIBOR USD + 5.025%), 1/25/35 (c)(h)	52,133	53,937
Series 2006-2A, Class M1, 0.613%
(1 Month LIBOR USD + 0.310%), 7/25/36 (c)(h)	976,935	856,031
Series 2006-2A, Class M3, 0.673%
(1 Month LIBOR USD + 0.350%), 7/25/36 (c)(h)	1,412,196	1,248,378
Series 2006-3A, Class M1, 0.490%
(1 Month LIBOR USD + 0.340%), 10/25/36 (c)(h)	1,291,090	1,145,701
Series 2007-2A, Class A1, 0.420%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(h)	1,922,526	1,791,339
Series 2007-6A, Class A3A, 1.400%
(1 Month LIBOR USD + 1.250%), 12/25/37 (c)(h)	1,270,185	1,271,941
BX Commercial Mortgage Trust
Series 2019-XL, Class J, 2.791%
(1 Month LIBOR USD + 2.650%), 10/15/36 (c)(h)	2,135,920	2,095,144
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 0.641%
(1 Month LIBOR USD + 0.500%), 5/15/31 (c)(h)	316,575	288,463
FREMF Mortgage Trust
Series 2018-K731, Class C, 3.933%, 2/25/25 (a)(c)	1,223,000	1,285,426
Series 2019-KF58, Class B, 2.303%
(1 Month LIBOR USD + 2.150%), 1/25/26 (c)(h)	911,720	893,163
Series 2019-KF64, Class B, 2.440%
(1 Month LIBOR USD + 2.300%), 6/25/26 (c)(h)	2,701,060	2,597,208
Series 2019-KF68, Class B, 2.340%
(1 Month LIBOR USD + 2.200%), 7/25/26 (c)(h)	2,246,620	2,169,045

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
GMAC Commercial Mortgage Asset Corp.
Series 2005-DRUM, Class AIO, 0.171%, 5/10/50 (a)(c)(g)	$142,474,536	$2,695,819
Series 2012-BLIS, Class IO, 0.576%, 7/10/50 (c)(g)	28,318,358	1,783,353
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2006-3A, Class M2, 0.540%
(1 Month LIBOR USD + 0.390%), 12/25/36 (c)(h)	3,722,000	3,393,223
Series 2007-1A, Class M1, 0.650%
(1 Month LIBOR USD + 0.500%), 3/25/37 (c)(h)	5,881,000	5,211,673
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 3.398%
(1 Month LIBOR USD + 3.250%), 10/15/49 (c)(h)	28,052,000	25,995,292
Series 2020-01, Class M7, 2.098%
(1 Month LIBOR USD + 1.950%), 3/25/50 (c)(h)	4,655,840	4,426,911
Series 2020-01, Class M10, 3.900%
(1 Month LIBOR USD + 3.750%), 3/25/50 (c)(h)	4,835,000	4,475,084
Velocity Commercial Capital Loan Trust
Series 2017-2, Class M4, 5.000%, 11/25/47 (a)(c)	672,227	581,760
Series 2017-2, Class M5, 6.420%, 11/25/47 (a)(c)	595,750	507,101
Series 2018-1, Class M5, 6.260%, 4/25/48 (c)	465,737	458,761
Series 2018-2, Class M3, 4.720%, 10/26/48 (a)(c)	469,292	451,590
Series 2019-1, Class M5, 5.700%, 3/25/49 (a)(c)	745,709	672,381
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $69,152,304)		66,348,724

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 12.7%
Fannie Mae Connecticut Avenue Securities
Series 2018-C05, Class 1M2, 2.500%
(1 Month LIBOR USD + 2.350%), 1/25/31 (h)	6,314,423	6,299,406
Series 2018-R07, Class 1B1, 4.500%
(1 Month LIBOR USD + 4.350%), 4/25/31 (c)(h)	8,580,000	8,585,443
Series 2019-R02, Class 1B1, 4.300%
(1 Month LIBOR USD + 4.150%), 8/25/31 (c)(h)	5,000,000	4,973,979
Series 2019-R03, Class 1B1, 4.250%
(1 Month LIBOR USD + 4.100%), 9/25/31 (c)(h)	5,000,000	4,966,785
Series 2019-R06, Class 2B1, 3.900%
(1 Month LIBOR USD + 3.750%), 9/25/39 (c)(h)	14,000,000	13,182,364
Series 2019-R07, Class 1B1, 3.550%
(1 Month LIBOR USD + 3.400%), 10/25/39 (c)(h)	2,000,000	1,932,863
Series 2020-R02, Class 2B1, 3.150%
(1 Month LIBOR USD + 3.000%), 1/25/40 (c)(h)	22,666,000	19,903,606
Series 2020-R01, Class 1B1, 3.400%
(1 Month LIBOR USD + 3.250%), 1/25/40 (c)(h)	13,315,000	12,274,141

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
FNMA Grantor Trust
Series 2003-T2, Class A1, 0.391%
(1 Month LIBOR USD + 0.140%), 3/25/33 (h)	$43,450	$42,702
Series 2004-T3, Class 2A, 3.784%, 8/25/43 (a)	47,114	49,075
FNMA Pool
5.000%, 8/1/37, #888534	11,640	13,049
FNMA REMIC Trust
Series 2007-30, Class ZM, 4.250%, 4/25/37	55,356	68,364
Series 2007-W8, Class 1A5, 6.442%, 9/25/37 (a)	10,680	12,710
Freddie Mac Structured Agency Credit Risk
Series 2017-SPI1, Class M2, 4.001%, 9/25/47 (a)(c)	705,510	704,145
Series 2019-FTR3, Class B2, 4.949%
(1 Month LIBOR USD + 4.800%), 9/25/47 (c)(h)	3,900,000	3,250,638
Series 2019-FTR4, Class B2, 5.150%
(1 Month LIBOR USD + 5.000%), 11/25/47 (c)(h)	5,550,000	4,556,556
Series 2018-SPI1, Class M2, 3.724%, 2/25/48 (a)(c)	1,102,667	1,097,076
Series 2018-SPI2, Class M2, 3.810%, 5/25/48 (a)(c)	3,572,098	3,566,338
Series 2018-SPI3, Class M2, 4.141%, 8/25/48 (a)(c)	455,883	452,626
Series 2018-SPI4, Class M2B, 4.479%, 11/25/48 (a)(c)	3,017,391	2,984,167
Series 2019-DNA4, Class B2, 6.400%
(1 Month LIBOR USD + 6.250%), 10/25/49 (c)(h)	6,115,000	5,096,706
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2019-HQA4, Class B2, 6.750%
(1 Month LIBOR USD + 6.600%), 11/25/49 (c)(h)	5,500,000	4,492,119
Series 2020-HQA1, Class B2, 5.250%
(1 Month LIBOR USD + 5.100%), 1/25/50 (c)(h)	9,300,000	6,850,200
Series 2020-DNA1, Class B2, 5.400%
(1 Month LIBOR USD + 5.250%), 1/25/50 (c)(h)	7,188,000	5,259,176
Series 2020-DNA2, Class B1, 2.650%
(1 Month LIBOR USD + 2.500%), 2/25/50 (c)(h)	9,114,000	8,837,451
Series 2020-DNA2, Class B2, 4.950%
(1 Month LIBOR USD + 4.800%), 2/25/50 (c)(h)	11,890,000	8,838,228
Series 2020-HQA2, Class M2SB, 4.449%, 3/25/50 (c)	2,600,000	2,612,910
Series 2020-HQA2, Class B2, 7.750%
(1 Month LIBOR USD + 7.600%), 3/25/50 (c)(h)	15,000,000	11,714,376
Series 2020-DNA4, Class B1, 6.149%
(1 Month LIBOR USD + 6.000%), 8/25/50 (c)(h)	1,548,000	1,633,730
Freddie Mac Whole Loan Securities Trust
Series 2017-SC01, Class M2, 3.599%, 12/25/46 (a)(c)	595,000	522,191
Series 2017-SC02, Class M2, 3.823%, 5/25/47 (a)(c)	1,411,000	1,383,593

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
GNMA II Pool
5.000%, 6/20/40, #745378	$62,148	$68,067
Total Residential Mortgage-Backed Securities –
Agency (cost $164,837,865)		146,224,780

RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 78.0%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-HE4, Class A1, 0.290%
(1 Month LIBOR USD + 0.140%), 10/25/36 (h)	936,018	584,775
AFC Home Equity Loan Trust
Series 1997-3, Class 1A4, 7.470%, 9/27/27 (k)	103,002	104,480
American Home Mortgage Assets Trust
Series 2006-6, Class A1A, 0.340%
(1 Month LIBOR USD + 0.190%), 12/25/46 (h)	10,459,989	8,683,353
AMSR Trust
Series 2020-SFR1, Class G, 4.311%, 4/17/37 (c)	8,103,000	7,972,263
Series 2020-SFR2, Class G, 4.000%, 7/17/37 (c)	625,000	611,562
Series 2020-SFR2, Class E2, 4.277%, 7/17/37 (c)	250,000	262,518
Series 2020-SFR2, Class F, 5.245%, 7/17/37 (c)	625,000	653,497
Series 2020-SFR5, Class G, 4.112%, 11/17/37 (c)	7,100,000	6,983,361
Series 2020-SFR4, Class G2, 4.870%, 11/17/37 (c)	5,600,000	5,678,053
Series 2019-SFR1, Class G, 4.857%, 1/19/39 (c)	2,502,000	2,597,757
Series 2019-SFR1, Class H, 6.040%, 1/19/39 (c)	1,220,000	1,211,542
Angel Oak Mortgage Trust LLC
Series 2019-1, Class B1, 5.400%, 11/25/48 (a)(c)	7,500,000	7,905,488
Series 2019-2, Class B1, 5.016%, 3/25/49 (a)(c)	2,500,000	2,523,613
Asset Backed Securities Corp. Home Equity Loan Trust
Series 1999-LB1, Class A1F, 7.110%, 6/21/29	743,986	767,000
Asset Backed Securities Corp. Long
Beach Home Equity Loan Trust
Series 2000-LB1, Class AF5, 7.334%, 9/21/30 (k)	582,183	598,211
Banc of America Funding Corp.
Series 2006-D, Class 5A2, 3.571%, 5/20/36 (a)	10,970	9,788
Series 2008-R4, Class 1A4, 0.599%
(1 Month LIBOR USD + 0.450%), 7/25/37 (c)(h)	1,933,397	1,085,968
Series 2007-5, Class 7A2, 45.144%
(1 Month LIBOR USD + 46.150%), 7/25/47 (h)(j)	132,697	299,694
Bear Stearns ALT-A Trust
Series 2005-9, Class 11A1, 0.670%
(1 Month LIBOR USD + 0.520%), 11/25/35 (h)	6,861,785	7,904,394
Series 2006-3, Class 1A1, 0.530%
(1 Month LIBOR USD + 0.380%), 5/25/36 (h)	1,282,069	1,431,066

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Bear Stearns Asset Backed Securities I Trust
Series 2006-IM1, Class A3, 0.708%
(1 Month LIBOR USD + 0.280%), 4/25/36 (h)	$9,120,753	$10,364,692
Series 2006-IM1, Class A6, 0.788%
(1 Month LIBOR USD + 0.320%), 4/25/36 (h)	9,013,605	10,039,029
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.269%, 3/25/31 (a)	99,765	100,104
BRAVO Residential Funding Trust
Series 2019-NQM2, Class B2, 4.797%, 11/25/59 (a)(c)	1,350,000	1,239,733
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A3, 0.310%
(1 Month LIBOR USD + 0.160%), 10/25/36 (h)	2,022,157	1,650,318
Chase Mortgage Finance Corp.
Series 2020-CL1, Class M4, 4.499%
(1 Month LIBOR USD + 4.350%), 10/25/57 (c)(h)	562,679	571,691
Citigroup Mortgage Loan Trust
Series 2004-HYB4, Class WA, 2.473%, 12/25/34 (a)	13,922	14,157
Series 2013-2, Class 4A2, 0.899%, 8/25/35 (a)(c)	5,461,927	3,820,087
Series 2009-6, Class 16A2, 6.000%, 3/25/36 (a)(c)	1,241,023	1,140,863
Series 2007-AMC1, Class A1, 0.310%
(1 Month LIBOR USD + 0.160%), 12/25/36 (c)(h)	2,292,404	1,485,632
Series 2007-AMC3, Class A2D, 0.500%
(1 Month LIBOR USD + 0.350%), 3/25/37 (h)	145,819	134,094
Series 2007-WFH2, Class M3, 0.620%
(1 Month LIBOR USD + 0.470%), 3/25/37 (h)	9,500,000	8,730,415
Series 2007-AHL3, Class A3A, 0.210%
(1 Month LIBOR USD + 0.060%), 7/25/45 (h)	561,815	459,353
CitiMortgage Alternative Loan Trust
Series 2007-A7, Class 2A1, 0.550%
(1 Month LIBOR USD + 0.400%), 7/25/37 (h)	244,176	180,488
Conseco Finance Home Loan Trust
Series 2000-E, Class B1, 10.260%, 8/15/31 (a)	253,265	225,450
CoreVest American Finance Trust
Series 2017-2, Class M, 5.590%, 12/25/27 (c)	9,000,000	9,640,306
Series 2019-1, Class E, 5.489%, 3/15/52 (c)	242,500	264,191
Series 2019-3, Class E, 4.740%, 10/15/52 (a)(c)	1,650,000	1,612,364
Countrywide Alternative Loan Trust
Series 2004-15, Class 2A2, 2.737%, 9/25/34 (a)	358,244	354,638
Series 2005-J10, Class 1A9, 0.850%
(1 Month LIBOR USD + 0.700%), 10/25/35 (h)	759,710	554,232
Series 2005-54CB, Class 1A8, 5.500%, 11/25/35	384,430	273,549
Series 2006-4CB, Class 2A3, 5.500%, 4/25/36	6,190	5,938

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Countrywide Alternative Loan Trust (Continued)
Series 2006-OA3, Class 1A1, 0.548%
(1 Month LIBOR USD + 0.200%), 5/25/36 (h)	$10,460	$9,175
Series 2006-18CB, Class A1, 0.620%
(1 Month LIBOR USD + 0.470%), 7/25/36 (h)	8,170,831	3,859,038
Series 2006-45T1, Class 1A2, 0.700%
(1 Month LIBOR USD + 0.550%), 2/25/37 (h)	8,575,489	1,887,539
Series 2007-16CB, Class 1A2, 0.550%
(1 Month LIBOR USD + 0.400%), 8/25/37 (h)	892,498	643,527
Series 2006-OA9, Class 1A1, 0.547%
(1 Month LIBOR USD + 0.200%), 7/20/46 (h)	34,465	25,280
Countrywide Asset-Backed Certificates
Series 2006-24, Class 2A3, 0.300%
(1 Month LIBOR USD + 0.150%), 6/25/47 (h)	28,669	26,759
Series 2007-12, Class 2A3, 0.950%
(1 Month LIBOR USD + 0.800%), 8/25/47 (h)	308,632	297,076
Countrywide Home Loans
Series 2007-11, Class A1, 6.000%, 8/25/37	4,430,581	3,245,753
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-1, Class DB1, 6.723%, 2/25/33 (a)	46,545	47,361
Series 2003-AR18, Class 4M3, 3.049%
(1 Month LIBOR USD + 2.900%), 7/25/33 (h)	216,501	213,593
Credit Suisse Mortgage Trust
Series 2015-1R, Class 6A2, 0.391%
(1 Month LIBOR USD + 0.280%), 5/27/37 (c)(h)	2,700,165	2,048,085
Series 2010-6R, Class 2A6B, 6.250%, 7/26/37 (c)	22,759,857	25,022,998
Series 2019-AFC1, Class B2, 5.508%, 7/25/49 (a)(c)	2,366,448	2,229,126
Series 2020-AFC1, Class B1, 3.445%, 2/25/50 (a)(c)	4,228,000	4,154,441
Series 2020-AFC1, Class B2, 4.416%, 2/25/50 (a)(c)	5,459,650	4,949,464
Series 2019-NQM1, Class B2, 5.250%, 10/25/59 (a)(c)	7,247,550	7,327,380
Deephaven Residential Mortgage Trust
Series 2017-1A, Class B1, 6.250%, 12/26/46 (a)(c)	8,500,000	8,625,928
Series 2017-3A, Class B1, 4.814%, 10/25/47 (a)(c)	3,500,000	3,592,070
Series 2018-2A, Class B1, 4.776%, 4/25/58 (a)(c)	1,500,000	1,496,397
Series 2018-3A, Class B1, 5.007%, 8/25/58 (a)(c)	6,151,000	6,254,101
Series 2019-1A, Class B1, 5.252%, 1/25/59 (a)(c)	5,250,000	5,269,635
Series 2019-3A, Class B1, 4.258%, 7/25/59 (a)(c)	1,500,000	1,477,218
Series 2020-1, Class B2, 4.539%, 1/25/60 (a)(c)	2,667,000	2,621,066
Fieldstone Mortgage Investment Trust
Series 2007-1, Class 2A2, 0.420%
(1 Month LIBOR USD + 0.270%), 4/25/47 (h)	3,744,546	3,153,866
First Franklin Mortgage Loan Trust
Series 2006-FF11, Class 2A3, 0.449%
(1 Month LIBOR USD + 0.150%), 8/25/36 (h)	8,444,117	7,435,495

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA6, Class A8, 0.650%
(1 Month LIBOR USD + 0.500%), 9/25/35 (h)	$598,274	$345,523
First Horizon Mortgage Pass-Through Trust
Series 2006-AR2, Class 1A1, 3.750%, 7/25/36 (a)	54,180	49,724
FirstKey Homes Trust
Series 2020-SFR1, Class F1, 3.638%, 9/17/25 (c)	1,000,000	1,014,101
Series 2020-SFR1, Class G, 4.781%, 9/17/25 (c)	1,000,000	1,013,874
Series 2020-SFR1, Class E, 2.791%, 8/17/37 (c)	1,000,000	1,004,633
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (k)	153,775	158,271
GreenPoint Mortgage Funding Trust
Series 2005-AR4, Class 4A1A, 0.770%
(1 Month LIBOR USD + 0.620%), 10/25/45 (h)	21,542,649	19,727,827
GSAA Home Equity Trust
Series 2006-5, Class 2A1, 0.288%
(1 Month LIBOR USD + 0.070%), 3/25/36 (h)	30,720	14,355
Home Partners of America Trust
Series 2018-1, Class F, 2.487%
(1 Month LIBOR USD + 2.350%), 7/17/37 (c)(h)	4,500,000	4,476,520
Homeward Opportunities Fund Trust
Series 2018-1, Class B1, 5.295%, 6/25/48 (a)(c)	1,250,000	1,278,245
Series 2019-1, Class B1, 4.800%, 1/25/59 (a)(c)	2,000,000	2,003,828
IndyMac Residential Asset-Backed Trust
Series 2007-A, Class 2A2, 0.340%
(1 Month LIBOR USD + 0.190%), 4/25/37 (h)	325,421	239,903
Invitation Homes Trust
Series 2018-SFR2, Class F, 2.391%
(1 Month LIBOR USD + 2.250%), 6/17/37 (c)(h)	3,624,592	3,605,183
Series 2018-SFR4, Class F, 2.336%
(1 Month LIBOR USD + 2.200%), 1/17/38 (c)(h)	2,000,000	1,985,043
JP Morgan Mortgage Trust
Series 2006-S4, Class A8, 0.530%
(1 Month LIBOR USD + 0.380%), 1/25/37 (h)	6,384,333	1,947,239
Series 2014-IVR6, Class B4, 2.522%, 7/25/44 (a)(c)	500,500	519,626
Series 2015-5, Class B4, 2.546%, 5/25/45 (a)(c)	2,500,000	2,600,810
Series 2018-7FRB, Class B3, 2.201%, 4/25/46 (a)(c)	1,057,794	995,628
Series 2017-2, Class AX3, 0.500%, 5/25/47 (a)(c)(g)	11,931,421	134,388
Series 2017-3, Class 1AX1, 0.392%, 8/25/47 (a)(c)(g)	67,139,442	242,716
Series 2018-1, Class AX1, 0.221%, 6/25/48 (a)(c)(g)	168,103,156	710,505
Series 2018-3, Class AX1, 0.254%, 9/25/48 (a)(c)(g)	37,419,259	140,678
Series 2018-4, Class AX1, 0.253%, 10/25/48 (a)(c)(g)	39,266,639	145,840
Series 2017-5, Class B3, 3.125%, 10/26/48 (a)(c)	3,654,916	3,409,835

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
JP Morgan Mortgage Trust (Continued)
Series 2017-5, Class B4, 3.125%, 10/26/48 (a)(c)	$4,243,174	$4,029,184
Series 2017-6, Class AX1, 0.315%, 12/25/48 (a)(c)(g)	69,969,553	223,644
Series 2018-6, Class 1AX1, 0.486%, 12/25/48 (a)(c)(g)	23,544,468	88,951
Series 2018-8, Class AX1, 0.188%, 1/25/49 (a)(c)(g)	28,592,665	78,112
Series 2019-1, Class AX1, 0.226%, 5/25/49 (a)(c)(g)	59,284,546	168,593
Series 2019-3, Class B6, 3.853%, 9/25/49 (a)(c)	1,864,638	1,151,425
Series 2019-3, Class B4, 4.763%, 9/25/49 (a)(c)	3,199,182	3,216,070
Series 2019-3, Class B5, 4.763%, 9/25/49 (a)(c)	775,000	639,676
Series 2019-5, Class B6, 3.578%, 11/25/49 (a)(c)	3,829,081	2,177,190
Series 2019-5, Class B4, 4.532%, 11/25/49 (a)(c)	4,335,369	4,328,557
Series 2019-5, Class B5, 4.532%, 11/25/49 (a)(c)	1,238,816	980,382
Series 2019-6, Class AX1, 0.265%, 12/25/49 (a)(c)(g)	63,347,921	171,717
Series 2020-2, Class B3A, 3.684%, 7/25/50 (a)(c)	8,857,353	9,039,096
Series 2020-2, Class B4, 3.884%, 7/25/50 (a)(c)	5,009,435	4,765,581
Series 2020-2, Class B5, 3.884%, 7/25/50 (a)(c)	2,315,174	1,886,620
Series 2020-2, Class B6Z, 6.417%, 7/25/50 (a)(c)	4,235,072	2,723,949
Lehman Mortgage Trust
Series 2005-2, Class 2A1, 0.830%
(1 Month LIBOR USD + 0.680%), 12/25/35 (h)	1,695,281	1,113,370
Series 2008-4, Class A1, 0.530%
(1 Month LIBOR USD + 0.380%), 1/25/37 (h)	37,691,946	10,879,272
Series 2006-9, Class 1A5, 0.750%
(1 Month LIBOR USD + 0.600%), 1/25/37 (h)	4,559,291	2,811,206
Lehman XS Trust
Series 2007-6, Class 3A1, 0.310%
(1 Month LIBOR USD + 0.160%), 5/25/37 (h)	1,275,153	1,260,495
Series 2007-6, Class 3A2, 4.570%, 5/25/37 (l)	4,250,306	4,268,153
Series 2007-6, Class 3A5, 4.570%, 5/25/37 (l)	107,090	105,676
Long Beach Mortgage Loan Trust
Series 2006-8, Class 1A, 0.300%
(1 Month LIBOR USD + 0.150%), 9/25/36 (h)	3,580,521	2,629,352
LSTAR Securities Investment Ltd.
Series 2019-1, Class A2, 2.749%
(1 Month LIBOR USD + 2.600%), 3/1/24 (c)(k)	17,000,000	16,658,881
Series 2019-3, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(k)	5,945,000	5,881,425
Series 2019-2, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(k)	12,300,000	8,939,584
Series 2019-4, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 5/1/24 (c)(k)	13,200,000	13,425,522
Series 2019-5, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 11/1/24 (c)(k)	32,436,050	31,758,902

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
MASTR Asset Backed Securities Trust
Series 2003-WMC2, Class M5, 6.149%
(1 Month LIBOR USD + 6.000%), 8/25/33 (h)	$218,383	$231,239
Series 2005-WF1, Class M7, 1.875%
(1 Month LIBOR USD + 1.725%), 6/25/35 (h)	917,217	924,508
Series 2006-HE2, Class A3, 0.448%
(1 Month LIBOR USD + 0.150%), 6/25/36 (h)	7,253,141	4,160,064
Series 2006-NC2, Class A5, 0.628%
(1 Month LIBOR USD + 0.240%), 8/25/36 (h)	1,829,391	1,019,262
MASTR Reperforming Loan Trust
Series 2006-2, Class 1A1, 4.324%, 5/25/36 (a)(c)	7,946,603	7,569,939
Merrill Lynch Mortgage Investors Trust
Series 2005-AR1, Class M2, 1.155%
(1 Month LIBOR USD + 1.005%), 6/25/36 (h)	2,545,018	2,382,993
Mill City Mortgage Loan Trust
Series 2019-1, Class B1, 3.500%, 10/25/69 (a)(c)	2,245,863	2,223,297
Morgan Stanley ABS Capital I Inc. Trust
Series 2007-NC1, Class A2B, 0.250%
(1 Month LIBOR USD + 0.100%), 11/25/36 (h)	2,962,247	1,768,572
New Century Home Equity Loan Trust
Series 2006-2, Class A2C, 0.400%
(1 Month LIBOR USD + 0.250%), 8/25/36 (h)	8,092,000	7,149,907
New Residential Mortgage LLC
Series 2018-FNT1, Class E, 4.890%, 5/25/23 (c)	849,154	832,750
Series 2018-FNT2, Class E, 5.120%, 7/25/54 (c)	2,491,046	2,359,610
New Residential Mortgage Loan Trust
Series 2014-1A, Class B1IO, 1.053%, 1/25/54 (a)(c)(g)	324,793	8,636
Series 2017-5A, Class B3, 3.057%, 6/25/57 (a)(c)	1,772,070	1,793,161
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP3, Class A3, 5.318%, 8/25/35 (a)	346,818	224,110
Oaktown Re III Ltd.
Series 2019-1A, Class M2, 2.700%
(1 Month LIBOR USD + 2.550%), 7/25/29 (c)(h)	1,750,000	1,679,306
Option One Mortgage Loan Trust
Series 2007-HL1, Class 2A2, 0.400%
(1 Month LIBOR USD + 0.250%), 2/25/38 (h)	500,822	443,826
Preston Ridge Partners Mortgage Trust
Series 2019-3A, Class A2, 4.458%, 7/25/24 (c)(k)	10,000,000	9,924,972
Series 2019-GS1, Class A2, 4.750%, 10/25/24 (c)(k)	525,838	521,019
Pretium Mortgage Credit Partners I, LLC
Series 2020-CFL1, Class A2, 4.213%, 2/27/60 (c)(k)	7,115,864	7,016,192

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Progress Residential Trust
Series 2020-SFR3, Class G, 4.105%, 10/17/27 (c)	$3,872,000	$3,914,995
Series 2020-SFR3, Class H, 6.234%, 10/17/27 (c)	2,150,000	2,166,405
Series 2019-SFR1, Class G, 5.309%, 8/17/35 (c)	3,985,000	3,950,503
Series 2018-SFR3, Class G, 5.618%, 10/17/35 (c)	6,000,000	6,124,343
Series 2019-SFR2, Class G, 5.085%, 5/17/36 (c)	2,937,000	2,954,025
Series 2019-SFR3, Class G, 4.116%, 9/17/36 (c)	3,200,000	3,190,962
Series 2019-SFR4, Class G, 3.927%, 10/17/36 (c)	4,750,000	4,746,095
Series 2020-SFR1, Class G, 4.028%, 4/17/37 (c)	5,400,000	5,322,427
Series 2020-SFR1, Class H, 5.268%, 4/17/37 (c)	4,050,000	3,903,597
RAAC Series Trust
Series 2004-SP1, Class AI3, 6.118%, 3/25/34 (l)	7,085	7,200
RALI Series Trust
Series 2006-QS6, Class 1AV, 0.758%, 6/25/36 (a)(g)	7,917,184	181,452
Series 2006-QS6, Class 1A11, 0.850%
(1 Month LIBOR USD + 0.700%), 6/25/36 (h)	3,495,603	2,737,687
Series 2007-QS1, Class 1A5, 0.700%
(1 Month LIBOR USD + 0.550%), 1/25/37 (h)	5,891,866	4,224,050
RAMP Series Trust
Series 2005-EFC6, Class M4, 1.035%
(1 Month LIBOR USD + 0.885%), 11/25/35 (h)	3,000,000	2,680,051
Series 2007-RS1, Class A3, 0.320%
(1 Month LIBOR USD + 0.170%), 2/25/37 (h)	12,000,438	6,421,786
Series 2007-RS1, Class A4, 0.430%
(1 Month LIBOR USD + 0.280%), 2/25/37 (h)	10,547,597	1,650,107
RBSSP Resecuritization Trust
Series 2009-7, Class 9A3, 5.000%, 9/26/36 (a)(c)	1,235,502	1,060,200
Series 2009-7, Class 6A2, 6.500%, 10/26/36 (a)(c)	618,785	542,029
Reperforming Loan REMIC Trust
Series 2005-R1, Class 1AF1, 0.510%
(1 Month LIBOR USD + 0.360%), 3/25/35 (c)(h)	2,674,831	2,481,990
Series 2006-R1, Class AF1, 0.490%
(1 Month LIBOR USD + 0.340%), 1/25/36 (c)(h)	3,461,954	3,327,926
Residential Accredit Loans, Inc. Series Trust
Series 2005-QS13, Class 2A1, 0.850%
(1 Month LIBOR USD + 0.700%), 9/25/35 (h)	4,752,699	3,948,594
Series 2006-QS6, Class 1A9, 0.750%
(1 Month LIBOR USD + 0.600%), 6/25/36 (h)	4,276,613	3,325,107
Series 2008-QR1, Class 2A1, 0.650%
(1 Month LIBOR USD + 0.500%), 9/25/36 (h)	2,367,449	1,875,363
Series 2006-QS18, Class 1A1, 0.750%
(1 Month LIBOR USD + 0.600%), 12/25/36 (h)	4,399,543	3,540,704

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Residential Funding Securities Corp.
Series 2002-RP1, Class A1, 1.010%
(1 Month LIBOR USD + 0.860%), 3/25/33 (c)(h)	$675,787	$663,101
Residential Mortgage Loan Trust
Series 2020-1, Class B2, 4.665%, 2/25/24 (a)(c)	2,129,000	2,118,947
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class BX, 1.528%, 5/25/57 (a)	3,892,027	1,778,672
Series 2018-1, Class M, 4.750%, 5/25/57 (a)	6,225,000	6,365,374
Series 2018-2, Class XSIO, 0.065%, 11/25/57 (a)(g)	601,402,547	1,952,063
Series 2018-2, Class BX, 1.565%, 11/25/57 (a)	8,149,686	3,409,348
Series 2018-2, Class M, 4.750%, 11/25/57	7,475,000	7,766,405
Series 2019-2, Class M, 4.750%, 8/25/58 (a)(c)	2,000,000	2,077,968
Series 2020-1, Class BXS, 5.573%, 8/25/59 (a)(c)	7,495,866	3,831,921
Sequoia Mortgage Trust
Series 2016-1, Class AIO1, 0.295%, 6/25/46 (a)(c)(g)	58,831,675	345,530
Series 2017-1, Class AIO3, 0.500%, 2/25/47 (a)(c)(g)	9,712,313	115,802
Series 2018-7, Class AIO1, 0.222%, 9/25/48 (a)(c)(g)	69,293,809	140,555
Series 2019-3, Class B3, 4.087%, 9/25/49 (a)(c)	2,950,555	3,101,823
Series 2019-4, Class B3, 3.801%, 11/25/49 (a)(c)	1,751,668	1,809,837
Shellpoint Co-Originator Trust
Series 2017-1, Class AX1, 0.144%, 4/25/47 (a)(c)(g)	121,367,958	279,219
Sofi Mortgage Trust
Series 2016-1, Class B2, 3.141%, 11/25/46 (a)(c)	1,453,108	1,485,015
Soundview Home Loan Trust
Series 2006-WF1, Class A4, 0.708%
(1 Month LIBOR USD + 0.280%), 10/25/36 (h)	1,184,474	1,164,415
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-21, Class 3A1, 2.825%, 11/25/35 (a)	50,471	46,561
Structured Asset Investment Loan Trust
Series 2003-BC9, Class M1, 1.200%
(1 Month LIBOR USD + 1.050%), 8/25/33 (h)	514,984	506,899
Terwin Mortgage Trust
Series 2004-4SL, Class B3, 8.000%, 3/25/34 (a)(c)	145,608	135,641
Towd Point Mortgage Trust
Series 2019-HY1, Class B1, 2.300%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	3,350,000	3,369,079
Series 2019-HY1, Class B2, 2.300%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	11,339,000	10,208,426
Series 2019-HY1, Class B3, 2.300%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	6,170,000	5,117,643
Series 2019-HY1, Class B4, 2.300%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(h)	6,170,000	5,250,159
Series 2019-HY1, Class XA, 5.000%, 10/25/48 (a)(c)	2,719,602	2,716,867

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Towd Point Mortgage Trust (Continued)
Series 2015-3, Class B3, 4.218%, 3/25/54 (a)(c)	$2,000,000	$2,049,855
Series 2016-1, Class B3, 3.943%, 2/25/55 (a)(c)	2,000,000	2,004,511
Series 2015-5, Class B3, 2.921%, 5/25/55 (a)(c)	2,000,000	2,025,640
Series 2016-2, Class B3, 3.481%, 8/25/55 (a)(c)	4,000,000	3,946,354
Series 2016-5, Class B3, 3.703%, 10/25/56 (a)(c)	11,671,000	11,728,935
Series 2017-1, Class B3, 3.866%, 10/25/56 (a)(c)	8,750,000	8,614,176
Series 2017-5, Class B2, 2.250%
(1 Month LIBOR USD + 2.100%), 2/25/57 (c)(h)	6,641,000	6,266,055
Series 2017-5, Class B3, 2.650%
(1 Month LIBOR USD + 2.500%), 2/25/57 (c)(h)	5,415,000	5,073,812
Series 2017-2, Class B3, 4.158%, 4/25/57 (a)(c)	5,000,000	5,110,198
Series 2017-3, Class B3, 3.944%, 7/25/57 (a)(c)	8,750,000	8,583,751
Series 2018-6, Class B2, 0.000%, 3/25/58 (a)(c)	2,750,000	2,614,245
Series 2019-1, Class B2, 0.000%, 3/25/58 (a)(c)	4,000,000	4,053,469
Series 2019-HY2, Class M2, 2.050%
(1 Month LIBOR USD + 1.900%), 5/25/58 (c)(h)	6,851,000	6,535,379
Series 2019-HY2, Class B1, 2.400%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	9,851,000	9,136,936
Series 2019-HY2, Class B2, 2.400%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	8,639,000	7,476,737
Series 2019-HY2, Class B3, 2.400%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	2,294,000	1,888,474
Series 2019-HY2, Class B4, 2.400%
(1 Month LIBOR USD + 2.250%), 5/25/58 (c)(h)	1,836,000	1,460,130
Series 2018-3, Class B1, 3.775%, 5/25/58 (a)(c)	9,000,000	8,859,939
Series 2018-3, Class B2, 3.775%, 5/25/58 (a)(c)	1,750,000	1,611,831
Series 2018-4, Class B2, 3.336%, 6/25/58 (a)(c)	1,750,000	1,484,362
Series 2018-5, Class B1, 0.244%, 7/25/58 (a)(c)	9,000,000	8,733,883
Series 2018-5, Class B2, 3.388%, 7/25/58 (a)(c)	1,750,000	1,581,906
Series 2018-SJ1, Class B1, 5.250%, 10/25/58 (a)(c)	10,000,000	10,439,347
Series 2019-SJ1, Class A2, 5.000%, 11/25/58 (a)(c)	9,852,058	9,781,803
Series 2019-SJ2, Class B1, 5.000%, 11/25/58 (a)(c)	13,052,000	13,670,440
Series 2019-SJ2, Class XA, 5.000%, 11/25/58 (a)(c)	18,788,408	19,744,580
Series 2019-HY3, Class M2, 1.850%
(1 Month LIBOR USD + 1.700%), 10/25/59 (c)(h)	10,115,000	9,782,245
Series 2019-HY3, Class B1, 2.150%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	5,514,000	5,103,297
Series 2019-HY3, Class B2, 2.150%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	4,130,000	3,633,596
Series 2019-HY3, Class B3, 2.150%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	1,106,000	1,037,449

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Towd Point Mortgage Trust (Continued)
Series 2019-HY3, Class B4, 2.150%
(1 Month LIBOR USD + 2.000%), 10/25/59 (c)(h)	$1,105,000	$1,019,547
Series 2015-2, Class 1B3, 3.338%, 11/25/60 (a)(c)	2,000,000	2,007,249
Tricon American Homes Trust
Series 2017-SFR2, Class F, 5.104%, 1/17/36 (c)	5,147,000	5,425,540
Series 2020-SFR1, Class E, 3.544%, 7/17/38 (c)	1,250,000	1,310,748
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A2, 6.292%, 2/25/49 (c)(k)	1,500,000	1,439,826
Series 2019-NPL5, Class A2, 5.194%, 9/25/49 (c)(k)	1,800,000	1,782,851
Series 2020-NPL2, Class A1B, 3.672%, 2/25/50 (c)(k)	18,000,000	17,895,942
Series 2020-NPL2, Class A2, 4.336%, 2/25/50 (c)(k)	12,000,000	11,481,948
Series 2020-NPL5, Class A1B, 3.475%, 3/25/50 (c)(k)	1,375,000	1,367,812
Series 2020-NPL5, Class A2, 3.967%, 3/25/50 (c)(k)	3,745,000	3,633,737
Verus Securitization Trust
Series 2019-1, Class M1, 4.461%, 2/25/59 (a)(c)	2,664,000	2,709,856
Series 2019-1, Class B1, 5.311%, 2/25/59 (a)(c)	214,000	207,862
Series 2019-INV2, Class B1, 4.452%, 7/25/59 (a)(c)	500,000	493,080
Series 2019-INV3, Class B2, 4.791%, 11/25/59 (a)(c)	650,000	649,997
Series 2020-1, Class B1, 3.624%, 1/25/60 (a)(c)	1,700,000	1,630,406
Series 2020-5, Class B1, 3.707%, 5/25/65 (a)(c)	1,882,000	1,917,915
Series 2020-5, Class B2, 4.710%, 5/25/65 (a)(c)	1,098,000	1,114,851
VOLT LXXX LLC
Series 2019-NPL6, Class A1B, 4.090%, 10/25/49 (c)(k)	1,000,000	998,227
VOLT LXXXIII LLC
Series 2019-NPL9, Class A2, 4.949%, 11/26/49 (c)(k)	4,500,000	4,330,575
VOLT LXXXIV LLC
Series 2019-NPL10, Class A2, 4.704%, 12/27/49 (c)(k)	4,500,000	4,601,753
VOLT LXXXV LLC
Series 2020-NPL1, Class A2, 4.458%, 1/25/50 (c)(k)	9,150,000	8,847,937
VOLT LXXXVII LLC
Series 2020-NPL3, Class A2, 4.336%, 2/25/50 (c)(k)	22,969,000	22,291,403
VOLT LXXXVIII LLC
Series 2020-NPL4, Class A2, 4.090%, 3/25/50 (c)(k)	2,308,000	2,221,600
WaMu Mortgage Pass-Through Certificates
Series 2006-AR18, Class 1A1, 2.966%, 1/25/37 (a)	1,205,846	1,140,707
Series 2005-AR1, Class B1, 0.975%
(1 Month LIBOR USD + 0.825%), 1/25/45 (h)	6,465,871	6,288,893
Series 2005-AR6, Class B1, 1.050%
(1 Month LIBOR USD + 0.900%), 4/25/45 (h)	4,093,298	3,101,243
Series 2005-AR13, Class B1, 1.050%
(1 Month LIBOR USD + 0.900%), 10/25/45 (h)	7,904,347	5,861,283

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
WaMu Mortgage Pass-Through Certificates (Continued)
Series 2005-AR17, Class A1B3, 0.848%
(1 Month LIBOR USD + 0.350%), 12/25/45 (h)	$1,912,390	$1,825,206
Series 2005-AR17, Class A1B2, 0.968%
(1 Month LIBOR USD + 0.410%), 12/25/45 (h)	580,757	557,567
Series 2006-AR5, Class A1A, 1.733%
(12 Month US Treasury Average + 0.990%), 6/25/46 (h)	1,337,347	1,267,132
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-4, Class 1A5, 7.000%, 6/25/37	5,947,056	3,774,694
Washington Mutual Mortgage
Pass-Through Certificates Series Trust
Series 2006-AR9, Class 2A, 1.449%
(12 Month US Treasury Average + 0.840%), 11/25/46 (h)	3,759,848	3,169,064
Series 2007-OA1, Class A1, 1.453%
(12 Month US Treasury Average + 0.710%), 12/25/46 (h)	3,647,173	3,343,972
Wells Fargo Mortgage Backed Securities
Series 2018-1, Class AIO1, 0.189%, 7/25/47 (a)(c)(g)	78,321,752	459,424
Total Residential Mortgage-Backed Securities –
Non-Agency (cost $970,762,239)		896,278,371

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.4%
BasePoint – BP SLL Trust, Series SPL-III
10.500%, 12/31/20 (d)(e)	4,979,977	4,979,977
CCTC Acquisition Partners LLC,
Convertible Promissory Note
12.000%, 2/8/21 (e)(f)(i)	749,058	—
Total Private Placement Participation Agreements
(cost $5,729,035)		4,979,977

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Shares	Value
MONEY MARKET FUND – 3.2%
First American Government
Obligations Fund – Class Z, 0.026% (b)	36,564,907	$36,564,907
Total Money Market Fund (cost $36,564,907)		36,564,907
Total Investments (cost $1,247,205,650) – 100.1%		1,150,430,315
Liabilities less Other Assets – (0.1)%		(1,290,712)
TOTAL NET ASSETS – 100.0%		$1,149,139,603

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2020.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2020.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2020, the value of these investments was $880,218,376 or 76.6% of total net assets.

(d)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of Basepoint – BP SLL Trust, Series SPL-III. As of November 30, 2020, the value of this investment was $4,979,977 or 0.4% of total net assets. The security was acquired from July 2018 to January 2020 at a cost of $4,979,977.

(e)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust. Value determined using significant unobservable inputs.  As of November 30, 2020, the total value of fair valued securities was $4,979,977 or 0.4% of total net assets.

(f)	Non-income producing.
(g)	Interest only security.
(h)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2020.
(i)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of CCTC Acquisition Partners LLC. As of  November 30, 2020, the value of this investment was $0 or 0.0% of total net assets. The security was acquired in February 2018 at a cost of $749,058.

(j)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of November 30, 2020.
(l)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of November 30, 2020.

FNMA – Federal National Mortgage Association
FREMF – Freddie Mac K Series
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – AGENCY – 0.0%
Small Business Administration Participation Certificates
Series 2012-10E, Class 1, 0.980%, 9/1/22	$47	$47
Total Asset-Backed Securities – Agency (cost $46)		47

ASSET-BACKED SECURITIES – NON-AGENCY – 21.9%
American Credit Acceptance Receivables Trust
Series 2018-3, Class E, 5.170%, 10/15/24 (c)	3,000,000	3,129,375
Series 2017-4, Class E, 5.020%, 12/10/24 (c)	1,650,000	1,691,792
Series 2019-3, Class E, 3.800%, 9/12/25 (c)	2,100,000	2,181,488
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class D, 1.490%, 9/18/26	1,000,000	1,001,520
Carvana Auto Receivables Trust
Series 2019-3A, Class D, 3.040%, 4/15/25 (c)	1,500,000	1,534,866
Cazenovia Creek Funding II LLC
Series 2018-1A, Class A, 3.561%, 7/15/30 (c)	596,807	600,003
CPS Auto Trust
Series 2016-D, Class D, 4.530%, 1/17/23 (c)	688,112	695,638
Dell Equipment Finance Trust
Series 2020-2, Class D, 1.920%, 3/23/26 (c)	1,000,000	1,001,445
Drive Auto Receivables Trust
Series 2018-1, Class D, 3.810%, 5/15/24	1,557,696	1,594,765
Series 2017-BA, Class E, 5.300%, 7/15/24 (c)	2,000,000	2,048,611
Series 2018-2, Class D, 4.140%, 8/15/24	2,000,000	2,063,039
Series 2019-1, Class D, 4.090%, 6/15/26	3,400,000	3,528,479
Series 2019-2, Class D, 3.690%, 8/17/26	1,000,000	1,051,723
Series 2019-3, Class D, 3.180%, 10/15/26	2,425,000	2,519,655
Series 2019-4, Class D, 2.700%, 2/16/27	1,000,000	1,033,787
Series 2020-1, Class D, 2.700%, 5/17/27	1,300,000	1,350,331
Series 2020-2, Class D, 3.050%, 5/15/28	2,900,000	3,051,474
DT Auto Owner Trust
Series 2018-2A, Class C, 3.670%, 3/15/24 (c)	159,763	160,748
Series 2018-3A, Class D, 4.190%, 7/15/24 (c)	2,500,000	2,600,455
Series 2017-4A, Class E, 5.150%, 11/15/24 (c)	2,500,000	2,560,651
Series 2019-2A, Class D, 3.480%, 2/18/25 (c)	500,000	518,706
Series 2019-4A, Class D, 2.850%, 7/15/25 (c)	3,655,000	3,780,237
Series 2020-2A, Class D, 4.730%, 3/16/26 (c)	2,715,000	2,936,429
Exeter Automobile Receivables Trust
Series 2020-2A, Class D, 4.730%, 4/15/26 (c)	3,500,000	3,789,529
First Investors Auto Owner Trust
Series 2017-2A, Class E, 5.480%, 10/15/24 (c)	2,440,000	2,508,513
Series 2019-1A, Class D, 3.550%, 4/15/25 (c)	3,000,000	3,060,380

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Flagship Credit Auto Trust
Series 2017-3, Class D, 3.730%, 9/15/23 (c)	$1,000,000	$1,033,886
Series 2018-3, Class D, 4.150%, 12/16/24 (c)	2,707,000	2,851,515
GLS Auto Receivables Trust
Series 2018-1A, Class A, 2.820%, 7/15/22 (c)	8,837	8,856
Series 2019-2A, Class C, 3.540%, 2/18/25 (c)	2,000,000	2,094,403
Series 2020-2A, Class C, 4.570%, 4/15/26 (c)	2,500,000	2,700,085
Prestige Auto Receivables Trust
Series 2017-1A, Class D, 3.610%, 10/16/23 (c)	2,055,000	2,103,829
Santander Drive Auto Receivables Trust
Series 2017-3, Class E, 4.970%, 1/15/25	2,000,000	2,075,125
Series 2020-4, Class D, 1.480%, 1/15/27	1,250,000	1,252,550
SLM Private Credit Student Loan Trust
Series 2003-C, Class A5, 2.930%
(28 Day Auction Rate + 0.000%), 9/15/32 (f)	350,000	347,799
SoFi Professional Loan Program, LLC
Series 2016-B, Class A1, 1.350%
(1 Month LIBOR USD + 1.200%), 6/25/33 (c)(f)	163,303	163,723
Series 2016-C, Class A1, 1.250%
(1 Month LIBOR USD + 1.100%), 10/27/36 (c)(f)	251,565	253,133
Series 2015-D, Class A1, 1.650%
(1 Month LIBOR USD + 1.500%), 10/27/36 (c)(f)	137,984	138,819
South Carolina Student Loan Corp.
Series 2013-1, Class A, 0.649%
(1 Month LIBOR USD + 0.500%), 1/25/41 (f)	119,409	116,427
United Auto Credit Securitization Trust
Series 2019-1, Class D, 3.470%, 8/12/24 (c)	2,000,000	2,035,885
Westlake Automobile Receivables Trust
Series 2019-1A, Class D, 3.670%, 3/15/24 (c)	2,000,000	2,069,689
Series 2019-1A, Class E, 4.490%, 7/15/24 (c)	2,960,000	3,102,672
Series 2019-3A, Class D, 2.720%, 11/15/24 (c)	2,500,000	2,573,805
Series 2019-2A, Class D, 3.200%, 11/15/24 (c)	4,000,000	4,123,755
Series 2020-2A, Class C, 2.010%, 7/15/25 (c)	1,000,000	1,021,560
Series 2020-2A, Class D, 2.760%, 1/15/26 (c)	3,000,000	3,091,560
Total Asset-Backed Securities – Non-Agency
(cost $83,907,829)		85,152,715

COLLATERALIZED LOAN OBLIGATIONS – 21.6%
ACIS CLO Ltd.
Series 2014-4A, Class A, 1.634%
(3 Month LIBOR USD + 1.420%), 5/1/26 (c)(f)	128,257	128,283

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
ACIS CLO Ltd. (Continued)
Series 2014-5A, Class A1, 1.724%
(3 Month LIBOR USD + 1.510%), 11/1/26 (c)(f)	$1,091,073	$1,091,456
Series 2017-7A, Class A1, 1.564%
(3 Month LIBOR USD + 1.350%), 5/1/27 (c)(f)	1,158,934	1,158,931
Series 2015-6A, Class A1, 1.804%
(3 Month LIBOR USD + 1.590%), 5/1/27 (c)(f)	103,483	103,506
Allegro CLO III Ltd.
Series 2015-1A, Class AR, 1.055%
(3 Month LIBOR USD + 0.840%), 7/25/27 (c)(f)	1,252,750	1,249,298
AMMC CLO XIV Ltd.
Series 2014-14R, Class A1LR, 1.465%
(3 Month LIBOR USD + 1.250%), 7/25/29 (c)(f)	1,155,000	1,154,707
Anchorage Capital CLO Ltd.
Series 2014-4RA, Class A, 1.272%
(3 Month LIBOR USD + 1.050%), 1/28/31 (c)(f)	2,500,000	2,497,765
Atlas Senior Loan Fund IX Ltd.
Series 2018-9A, Class A, 1.088%
(3 Month LIBOR USD + 0.870%), 4/20/28 (c)(f)	3,398,257	3,375,058
Atlas Senior Loan Fund V Ltd.
Series 2014-1A, Class AR2, 1.490%
(3 Month LIBOR USD + 1.260%), 7/16/29 (c)(f)	2,726,448	2,710,771
Battalion CLO VII Ltd.
Series 2014-7A, Class A1RR, 1.258%
(3 Month LIBOR USD + 1.040%), 7/17/28 (c)(f)	2,737,010	2,733,739
Benefit Street Partners CLO VII Ltd.
Series 2015-VIIA, Class A1AR, 0.998%
(3 Month LIBOR USD + 0.780%), 7/18/27 (c)(f)	1,472,868	1,470,135
California Street CLO XII Ltd.
Series 2013-12A, Class AR, 1.267%
(3 Month LIBOR USD + 1.030%), 10/15/25 (c)(f)	1,662,034	1,662,090
Carlyle Global Market Strategies CLO Ltd.
Series 2015-3A, Class A1R, 1.222%
(3 Month LIBOR USD + 1.000%), 7/28/28 (c)(f)	1,000,000	996,583
Catamaran CLO Ltd.
Series 2014-2A, Class A1R, 1.618%
(3 Month LIBOR USD + 1.400%), 10/18/26 (c)(f)	461,759	461,911
Series 2013-1A, Class AR, 1.067%
(3 Month LIBOR USD + 0.850%), 1/27/28 (c)(f)	2,383,221	2,370,113
Cent CLO Ltd.
Series 2013-19A, Class A1A, 1.543%
(3 Month LIBOR USD + 1.330%), 10/29/25 (c)(f)	200,972	200,966

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
CIFC Funding Ltd.
Series 2015-2A, Class AR2, 1.247%
(3 Month LIBOR USD + 1.010%), 4/15/30 (c)(f)	$2,500,000	$2,484,935
Series 2019-2A, Class A, 1.468%
(3 Month LIBOR USD + 1.250%), 4/17/30 (c)(f)	3,250,000	3,248,843
Series 2014-2RA, Class A1, 1.265%
(3 Month LIBOR USD + 1.050%), 4/24/30 (c)(f)	1,760,000	1,750,616
Crown Point CLO III Ltd.
Series 2015-3A, Class A1AR, 1.147%
(3 Month LIBOR USD + 0.910%), 12/31/27 (c)(f)	1,686,558	1,683,279
Cutwater Ltd.
Series 2014-1A, Class A1AR, 1.487%
(3 Month LIBOR USD + 1.250%), 7/15/26 (c)(f)	882,023	881,620
Ellington CLO IV Ltd.
Series 2019-1A, Class A, 2.077%
(3 Month LIBOR USD + 1.840%), 4/15/29 (c)(f)	2,000,000	1,971,524
Flagship VII Ltd.
Series 2013-7A, Class BR, 1.768%
(3 Month LIBOR USD + 1.550%), 1/20/26 (c)(f)	9,294	9,287
Gallatin CLO VIII Ltd.
Series 2017-1A, Class A, 1.537%
(3 Month LIBOR USD + 1.300%), 7/15/27 (c)(f)	605,786	605,784
Golub Capital Partners CLO Ltd.
Series 2018-39A, Class A1, 1.368%
(3 Month LIBOR USD + 1.150%), 10/20/28 (c)(f)	280,000	279,687
Halcyon Loan Advisors Funding Ltd.
Series 2014-3A, Class AR, 1.316%
(3 Month LIBOR USD + 1.100%), 10/22/25 (c)(f)	27,253	27,230
Series 2015-1A, Class AR, 1.138%
(3 Month LIBOR USD + 0.920%), 4/20/27 (c)(f)	261,315	260,528
Hull Street CLO Ltd.
Series 2014-1A, Class AR, 1.438%
(3 Month LIBOR USD + 1.220%), 10/18/26 (c)(f)	426,712	426,601
KKR Financial CLO Ltd.
Series 2013-1A, Class A1R, 1.527%
(3 Month LIBOR USD + 1.290%), 4/15/29 (c)(f)	2,000,000	1,993,123
LCM XXV Ltd.
Series 2017-25, Class A, 1.428%
(3 Month LIBOR USD + 1.210%), 7/20/30 (c)(f)	791,000	788,765
Madison Park Funding Ltd.
Series 2018-30A, Class A, 0.987%
(3 Month LIBOR USD + 0.750%), 4/15/29 (c)(f)	3,000,000	2,976,924
Series 2013-11A, Class AR, 1.369%
(3 Month LIBOR USD + 1.160%), 7/23/29 (c)(f)	2,000,000	2,002,827

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Mountain Hawk II CLO Ltd.
Series 2013-2A, Class BR, 1.818%
(3 Month LIBOR USD + 1.600%), 7/20/24 (c)(f)	$134,883	$134,645
Mountain Hawk III CLO Ltd.
Series 2014-3A, Class AR, 1.418%
(3 Month LIBOR USD + 1.200%), 4/18/25 (c)(f)	417,544	417,571
Mountain View CLO LLC
Series 2017-2A, Class X, 0.880%
(3 Month LIBOR USD + 0.650%), 1/16/31 (c)(f)	15,000	14,976
Mountain View CLO X Ltd.
Series 2014-1A, Class ARR, 1.037%
(3 Month LIBOR USD + 0.800%), 10/15/26 (c)(f)	1,146,728	1,143,185
Series 2015-10A, Class AR, 1.044%
(3 Month LIBOR USD + 0.820%), 10/13/27 (c)(f)	2,255,538	2,236,975
MP CLO VII Ltd.
Series 2015-1A, Class ARR, 1.298%
(3 Month LIBOR USD + 1.080%), 10/18/28 (c)(f)	1,800,000	1,781,447
Nassau II Ltd.
Series 2017-IIA, Class AL, 1.487%
(3 Month LIBOR USD + 1.250%), 1/15/30 (c)(f)	800,000	797,588
Newfleet CLO Ltd.
Series 2016-1A, Class A1R, 1.168%
(3 Month LIBOR USD + 0.950%), 4/20/28 (c)(f)	415,884	412,911
OCP CLO Ltd.
Series 2015-10A, Class A1R, 1.035%
(3 Month LIBOR USD + 0.820%), 10/26/27 (c)(f)	1,986,441	1,978,533
OZLM XII Ltd.
Series 2015-12A, Class A1R, 1.264%
(3 Month LIBOR USD + 1.050%), 4/30/27 (c)(f)	1,103,668	1,101,689
Palmer Square Loan Funding Ltd.
Series 2018-1A, Class A1, 0.837%
(3 Month LIBOR USD + 0.600%), 4/15/26 (c)(f)	1,067,031	1,061,111
Regatta VI Funding Ltd.
Series 2016-1A, Class AR, 1.298%
(3 Month LIBOR USD + 1.080%), 7/20/28 (c)(f)	441,203	440,704
Saranac CLO III Ltd.
Series 2014-3A, Class ALR, 1.825%
(3 Month LIBOR USD + 1.600%), 6/22/30 (c)(f)	1,778,816	1,780,701
Sound Point CLO XII Ltd.
Series 2016-2A, Class AR, 1.508%
(3 Month LIBOR USD + 1.290%), 10/20/28 (c)(f)	2,000,000	2,000,102

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Telos CLO Ltd.
Series 2014-6A, Class A1R, 1.488%
(3 Month LIBOR USD + 1.270%), 1/17/27 (c)(f)	$646,846	$646,346
Series 2013-4A, Class AR, 1.458%
(3 Month LIBOR USD + 1.240%), 1/17/30 (c)(f)	247,873	246,035
TICP CLO I Ltd.
Series 2015-1A, Class AR, 1.018%
(3 Month LIBOR USD + 0.800%), 7/20/27 (c)(f)	149,230	148,716
TICP CLO VI Ltd.
Series 2016-6A, Class AR, 1.437%
(3 Month LIBOR USD + 1.200%), 1/15/29 (c)(f)	2,000,000	2,001,053
Tralee CLO V Ltd.
Series 2018-5A, Class A1, 1.328%
(3 Month LIBOR USD + 1.110%), 10/20/28 (c)(f)	2,250,000	2,235,021
Venture 38 CLO Ltd.
Series 2019-38A, Class X, 1.364%
(3 Month LIBOR USD + 1.150%), 7/30/32 (c)(f)	2,850,000	2,851,294
Venture XVII CLO Ltd.
Series 2014-17A, Class ARR, 1.117%
(3 Month LIBOR USD + 0.880%), 4/15/27 (c)(f)	1,812,171	1,801,470
Venture XXIV CLO Ltd.
Series 2016-24A, Class AR, 1.398%
(3 Month LIBOR USD + 1.180%), 10/20/28 (c)(f)	2,000,000	1,997,572
Venture XXVI CLO Ltd.
Series 2017-26A, Class A, 1.668%
(3 Month LIBOR USD + 1.450%), 1/20/29 (c)(f)	2,000,000	1,995,361
Venture XXVII CLO Ltd.
Series 2017-27A, Class A, 1.518%
(3 Month LIBOR USD + 1.300%), 7/20/30 (c)(f)	100,000	99,770
Vibrant CLO VI Ltd.
Series 2017-6A, Class A, 1.467%
(3 Month LIBOR USD + 1.240%), 6/20/29 (c)(f)	3,000,000	2,993,848
WhiteHorse IX Ltd.
Series 2014-9A, Class AR, 1.378%
(3 Month LIBOR USD + 1.160%), 7/17/26 (c)(f)	1,020,842	1,020,221
Wind River CLO Ltd.
Series 2016-1A, Class AR, 1.287%
(3 Month LIBOR USD + 1.050%), 7/15/28 (c)(f)	917,887	918,611
Zais CLO 5 Ltd.
Series 2016-2A, Class A1, 1.767%
(3 Month LIBOR USD + 1.530%), 10/15/28 (c)(f)	2,384,331	2,384,114

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Zais CLO 8 Ltd.
Series 2018-8, Class A, 1.187%
(3 Month LIBOR USD + 0.950%), 4/15/29 (c)(f)	$2,224,222	$2,199,522
Total Collateralized Loan Obligations
(cost $83,632,778)		83,597,977

COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
GNMA
Series 2009-4, Class IO, 0.390%, 1/16/49 (a)(i)	335,113	2,298
Total Commercial Mortgage-Backed Securities – Agency
(cost $1,710)		2,298

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 13.4%
Bayview Commercial Asset Trust
Series 2007-2A, Class A1, 0.418%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(f)	302,718	282,062
Series 2007-6A, Class A3A, 1.400%
(1 Month LIBOR USD + 1.250%), 12/25/37 (c)(f)	150,913	151,122
BX Commercial Mortgage Trust
Series 2018-BILT, Class A, 0.941%
(1 Month LIBOR USD + 0.800%), 5/15/30 (c)(f)	3,000,000	2,913,569
Series 2018-IND, Class D, 1.459%
(1 Month LIBOR USD + 1.300%), 11/15/35 (c)(f)	2,100,000	2,096,206
Series 2018-IND, Class E, 1.841%
(1 Month LIBOR USD + 1.700%), 11/15/35 (c)(f)	3,500,000	3,492,485
Series 2019-MMP, Class A, 1.141%
(1 Month LIBOR USD + 1.000%), 8/15/36 (c)(f)	7,000,000	6,977,612
Series 2019-XL, Class F, 2.141%
(1 Month LIBOR USD + 2.000%), 10/15/36 (c)(f)	949,298	938,780
Series 2019-XL, Class G, 2.459%
(1 Month LIBOR USD + 2.300%), 10/15/36 (c)(f)	1,423,947	1,411,267
Series 2020-BXLP, Class E, 1.741%
(1 Month LIBOR USD + 1.600%), 12/15/36 (c)(f)	1,998,171	1,971,313
BXMT Ltd.
Series 2017-FL1, Class A, 1.023%
(1 Month LIBOR USD + 0.870%), 6/15/35 (c)(h)	1,111,324	1,110,242
Series 2017-FL1, Class B, 1.653%
(1 Month LIBOR USD + 1.500%), 6/15/35 (c)(h)	750,000	747,896
Series 2017-FL1, Class C, 2.103%
(1 Month LIBOR USD + 1.950%), 6/15/35 (c)(h)	500,000	499,013

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
BXMT Ltd. (Continued)
Series 2020-FL3, Class A, 1.540%
(1 Month LIBOR USD + 1.400%), 3/15/37 (c)(h)	$1,250,000	$1,257,468
Series 2020-FL3, Class C, 2.690%
(1 Month LIBOR USD + 2.550%), 3/15/37 (c)(h)	1,250,000	1,268,574
Cherrywood SB Commercial Mortgage Loan Trust
Series 2016-1A, Class AFL, 2.798%
(1 Month LIBOR USD + 2.650%), 3/25/49 (c)(f)	28,150	28,249
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 0.659%
(1 Month LIBOR USD + 0.500%), 5/15/31 (c)(f)	86,944	79,223
DBCG Mortgage Trust
Series 2017-BBG, Class C, 1.159%
(1 Month LIBOR USD + 1.000%), 6/15/34 (c)(f)	350,000	340,608
FREMF Mortgage Trust
Series 2020-KI05, Class B, 2.448%
(1 Month LIBOR USD + 2.300%), 7/25/24 (c)(f)	1,993,664	1,946,001
Series 2019-KF58, Class B, 2.303%
(1 Month LIBOR USD + 2.150%), 1/25/26 (c)(f)	911,720	893,163
Series 2019-KF68, Class B, 2.340%
(1 Month LIBOR USD + 2.200%), 7/25/26 (c)(f)	2,939,593	2,838,089
GPMT Ltd.
Series 2018-FL1, Class A, 1.052%
(1 Month LIBOR USD + 0.900%), 11/21/35 (c)(f)	65,705	65,353
Series 2019-FL2, Class A, 1.452%
(1 Month LIBOR USD + 1.300%), 2/22/36 (c)(f)	3,000,000	2,988,096
Great Wolf Trust
Series 2019-WOLF, Class A, 1.175%
(1 Month LIBOR USD + 1.034%), 12/15/36 (c)(f)	3,000,000	2,920,295
GS Mortgage Securities Corp. Trust
Series 2017-500K, Class E, 1.659%
(1 Month LIBOR USD + 1.500%), 7/15/32 (c)(f)	500,000	497,183
Hunt CRE Ltd.
Series 2017-FL1, Class A, 1.141%
(1 Month LIBOR USD + 1.000%), 8/15/34 (c)(f)	817,791	806,957
IMT Trust
Series 2017-APTS, Class DFL, 1.691%
(1 Month LIBOR USD + 1.550%), 6/15/34 (c)(f)	451,874	449,477
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2019-MFP, Class A, 1.101%
(1 Month LIBOR USD + 0.960%), 7/15/36 (c)(f)	3,000,000	2,928,648
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2007-3A, Class AJ, 4.849%, 10/25/37 (a)(c)	1,277,643	1,291,853

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Multi-family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 3.398%
(1 Month LIBOR USD + 3.250%), 10/15/49 (c)(f)	$1,500,000	$1,390,023
Series 2020-01, Class M7, 2.098%
(1 Month LIBOR USD + 1.950%), 3/25/50 (c)(f)	4,004,023	3,807,144
Silver Hill Trust
Series 2019-SBC1, Class A1, 3.102%, 11/25/49 (a)(c)	2,517,378	2,650,779
Velocity Commercial Capital Loan Trust
Series 2017-1, Class AFL, 1.398%
(1 Month LIBOR USD + 1.250%), 5/25/47 (c)(f)	50,252	50,105
Series 2017-2, Class AFL, 1.048%
(1 Month LIBOR USD + 0.900%), 11/25/47 (c)(f)	248,985	244,935
Series 2019-2, Class M3, 3.480%, 7/25/49 (a)(c)	597,964	561,785
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $51,793,396)		51,895,575

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 17.4%
Fannie Mae Connecticut Avenue Securities
Series 2014-C02, Class 1M2, 2.750%
(1 Month LIBOR USD + 2.600%), 5/25/24 (f)	1,388,504	1,311,838
Series 2014-C04, Class 2M2, 5.150%
(1 Month LIBOR USD + 5.000%), 11/25/24 (f)	982,778	1,011,419
Series 2016-C03, Class 1M2, 5.450%
(1 Month LIBOR USD + 5.300%), 10/25/28 (f)	1,608,627	1,678,828
Series 2016-C03, Class 2M2, 6.050%
(1 Month LIBOR USD + 5.900%), 10/25/28 (f)	1,910,714	2,051,122
Series 2017-C01, Class 1ED1, 1.400%
(1 Month LIBOR USD + 1.250%), 7/25/29 (f)	553,859	551,822
Series 2017-C02, Class 2ED3, 1.500%
(1 Month LIBOR USD + 1.350%), 9/25/29 (f)	2,219,934	2,197,862
Series 2017-C07, Class 1M2A, 2.550%
(1 Month LIBOR USD + 2.400%), 5/25/30 (f)	85,297	84,961
Series 2018-C04, Class 2M2, 2.700%
(1 Month LIBOR USD + 2.550%), 12/25/30 (f)	3,672,837	3,634,953
Series 2019-R02, Class 1M2, 2.450%
(1 Month LIBOR USD + 2.300%), 8/25/31 (c)(f)	1,614,381	1,610,392
Series 2019-R03, Class 1M2, 2.300%
(1 Month LIBOR USD + 2.150%), 9/25/31 (c)(f)	1,749,674	1,747,177
Series 2020-R01, Class 1M1, 0.950%
(1 Month LIBOR USD + 0.800%), 1/25/40 (c)(f)	1,535,645	1,538,526

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Fannie Mae REMICS
Series 2010-1, Class FK, 1.350%
(1 Month LIBOR USD + 1.200%), 2/25/40 (f)	$4,599,299	$4,763,852
FHLMC REMIC Trust
Series 3823, Class GA, 3.500%, 1/15/26	2,991	3,073
Series 3834, Class GA, 3.500%, 3/15/26	4,825	4,971
Freddie Mac REMICS
Series 4979, Class KF, 0.600%
(1 Month LIBOR USD + 0.450%), 6/25/48 (f)	1,506,269	1,517,069
Series 4911, Class FB, 0.600%
(1 Month LIBOR USD + 0.450%), 9/25/49 (f)	1,816,111	1,831,375
Freddie Mac Structured Agency Credit Risk
Series 2014-HQ2, Class M3, 3.900%
(1 Month LIBOR USD + 3.750%), 9/25/24 (f)	550,000	567,665
Series 2016-DNA2, Class M3, 4.800%
(1 Month LIBOR USD + 4.650%), 10/25/28 (f)	1,272,894	1,329,795
Series 2017-HQA1, Class M2, 3.700%
(1 Month LIBOR USD + 3.550%), 8/25/29 (f)	3,416,778	3,506,914
Series 2017-DNA2, Class M1, 1.350%
(1 Month LIBOR USD + 1.200%), 10/25/29 (f)	194,953	195,196
Series 2017-DNA3, Class M2, 2.650%
(1 Month LIBOR USD + 2.500%), 3/25/30 (f)	5,040,000	5,096,765
Series 2017-HQA3, Class M2, 2.500%
(1 Month LIBOR USD + 2.350%), 4/25/30 (f)	3,657,505	3,689,541
Series 2017-HQA3, Class M2B, 2.500%
(1 Month LIBOR USD + 2.350%), 4/25/30 (f)	1,500,000	1,497,122
Series 2018-HQA1, Class M2, 2.450%
(1 Month LIBOR USD + 2.300%), 9/25/30 (f)	2,373,745	2,357,968
Series 2018-HRP1, Class M2, 1.800%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(f)	1,935,659	1,900,008
Series 2018-SPI2, Class M2, 3.810%, 5/25/48 (a)(c)	1,214,417	1,212,459
Series 2019-FTR2, Class M1, 1.100%
(1 Month LIBOR USD + 0.950%), 11/25/48 (c)(f)	1,527,966	1,527,483
Series 2019-DNA3, Class M2, 2.200%
(1 Month LIBOR USD + 2.050%), 7/25/49 (c)(f)	4,916,146	4,854,888
Series 2020-HQA5, Class M1, 1.191%
(SOFR30A + 1.100%), 11/25/50 (c)(f)	3,000,000	3,015,031
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2020-DNA1, Class M1, 0.850%
(1 Month LIBOR USD + 0.700%), 1/25/50 (c)(f)	513,170	513,863
Series 2020-HQA1, Class M1, 0.900%
(1 Month LIBOR USD + 0.750%), 1/25/50 (c)(f)	2,536,581	2,541,222

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Freddie Mac Structured Agency Credit Risk REMIC Trust (Continued)
Series 2020-HQA2, Class M2AS, 2.050%
(1 Month LIBOR USD + 1.900%), 3/25/50 (c)(f)	$4,000,000	$4,016,134
Series 2020-DNA3, Class M1, 1.649%
(1 Month LIBOR USD + 1.500%), 6/25/50 (c)(f)	1,911,233	1,916,613
Series 2020-HQA3, Class M1, 1.700%
(1 Month LIBOR USD + 1.550%), 7/25/50 (c)(f)	1,095,000	1,097,740
Freddie Mac Whole Loan Securities Trust
Series 2016-SC01, Class M1, 3.847%, 7/25/46 (a)	234,717	234,331
Series 2016-SC02, Class M1, 3.605%, 10/25/46 (a)	256,456	257,334
Series 2017-SC01, Class M1, 3.599%, 12/25/46 (a)(c)	586,340	587,569
GNMA
Series 2008-55, Class WT, 5.303%, 6/20/37 (a)	10,406	11,545
Series 2010-144, Class DK, 3.500%, 9/16/39	31,058	32,225
Series 2010-150, Class GD, 2.500%, 9/20/39	7,798	7,868
Total Residential Mortgage-Backed Securities – Agency
(cost $68,003,441)		67,506,519

RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 24.6%
American Homes 4 Rent Trust
Series 2015-SFR2, Class D, 5.036%, 10/17/52 (c)	1,250,000	1,386,819
AMSR Trust
Series 2020-SFR2, Class E2, 4.277%, 7/17/37 (c)	250,000	262,518
Angel Oak Mortgage Trust
Series 2017-1, Class A1, 2.810%, 1/25/47 (a)(c)	14,708	14,719
Series 2020-3, Class M1, 3.809%, 4/25/65 (a)(c)	3,045,000	3,147,283
Series 2020-4, Class M1, 3.802%, 6/25/65 (a)(c)	4,000,000	4,142,690
Angel Oak Mortgage Trust LLC
Series 2017-3, Class A2, 2.883%, 11/25/47 (a)(c)	9,401	9,453
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.269%, 3/25/31 (a)	22,895	22,973
Bellemeade Re Ltd.
Series 2019-1A, Class M1A, 1.450%
(1 Month LIBOR USD + 1.300%), 3/25/29 (c)(f)	41,209	41,206
Series 2019-1A, Class M1B, 1.900%
(1 Month LIBOR USD + 1.750%), 3/25/29 (c)(f)	1,000,000	1,000,356
Series 2020-1A, Class M1B, 3.550%
(1 Month LIBOR USD + 3.400%), 6/25/30 (c)(f)	1,500,000	1,528,596
Bombardier Capital Mortgage Securitization Corp.
Series 1999-B, Class A3, 7.180%, 12/15/29 (a)	86,567	20,717
CDC Mortgage Capital Trust
Series 2003-HE4, Class A1, 0.770%
(1 Month LIBOR USD + 0.620%), 3/25/34 (f)	465,452	409,138

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Centex Home Equity Loan Trust
Series 2003-A, Class AF4, 4.250%, 12/25/31 (g)	$25,865	$26,317
ContiMortgage Home Equity Loan Trust
Series 1997-1, Class M1, 7.420%, 3/15/28	193,368	196,266
Countrywide Asset-Backed Certificates
Series 2004-11, Class M3, 1.650%
(1 Month LIBOR USD + 1.500%), 1/25/35 (f)	2,000,000	1,999,438
Credit Suisse Mortgage Trust
Series 2020-AFC1, Class M1, 2.841%, 2/25/50 (a)(c)	3,408,500	3,391,090
Credit-Based Asset Servicing and Securitization
Series 2003-CB1, Class AF, 3.950%, 1/25/33 (g)	6	6
Deephaven Residential Mortgage Trust
Series 2017-1A, Class A3, 3.485%, 12/26/46 (a)(c)	6,499	6,544
Series 2017-1A, Class B1, 6.250%, 12/26/46 (a)(c)	743,000	754,008
Series 2019-3A, Class B1, 4.258%, 7/25/59 (a)(c)	500,000	492,406
Eagle RE Ltd.
Series 2018-1, Class M1, 1.850%
(1 Month LIBOR USD + 1.700%), 11/25/28 (c)(f)	103,239	102,796
Series 2019-1, Class M1B, 1.950%
(1 Month LIBOR USD + 1.800%), 4/25/29 (c)(f)	1,203,130	1,198,736
Flagstar Mortgage Trust
Series 2018-6RR, Class 1A2, 0.850%
(1 Month LIBOR USD + 0.700%), 10/25/48 (c)(f)	1,386,438	1,382,380
Galton Funding Mortgage Trust
Series 2020-H1, Class A1, 2.310%, 1/25/60 (a)(c)	2,434,227	2,492,943
GCAT LLC
Series 2019-NQM1, Class M1, 3.849%, 2/25/59 (a)(c)	1,000,000	1,009,775
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (h)	71,574	73,666
GSAA Trust
Series 2004-3, Class M1, 6.220%, 4/25/34 (g)	33,824	36,232
Home RE Ltd.
Series 2019-1, Class M1, 1.800%
(1 Month LIBOR USD + 1.650%), 5/25/29 (c)(f)	551,741	551,208
IMC Home Equity Loan Trust
Series 1993-3, Class A8, 5.432%, 8/20/29 (h)	4,352	4,301
Invitation Homes Trust
Series 2018-SFR2, Class A, 1.041%
(1 Month LIBOR USD + 0.900%), 6/17/37 (c)(f)	431,145	433,342
Series 2018-SFR3, Class A, 1.136%
(1 Month LIBOR USD + 1.000%), 7/17/37 (c)(f)	965,334	967,144
Series 2018-SFR4, Class F, 2.336%
(1 Month LIBOR USD + 2.200%), 1/17/38 (c)(f)	3,000,000	2,977,565

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
JP Morgan Alternative Loan Trust
Series 2005-A2, Class 1A1, 0.670%
(1 Month LIBOR USD + 0.520%), 1/25/36 (f)	$90,051	$91,306
JP Morgan Mortgage Trust
Series 2014-IVR6, Class 2A4, 2.269%, 7/25/44 (a)(c)	318,557	315,546
Series 2014-IVR6, Class B2, 2.522%, 7/25/44 (a)(c)	1,213,186	1,229,136
Series 2014-IVR6, Class B3, 2.522%, 7/25/44 (a)(c)	1,638,898	1,666,341
Series 2019-HYB1, Class A5A, 3.000%, 10/25/49 (a)(c)	1,051,878	1,064,714
Series 2019-6, Class B3, 4.265%, 12/25/49 (a)(c)	4,382,878	4,651,907
Lehman Mortgage Trust
Series 2008-4, Class A1, 0.530%
(1 Month LIBOR USD + 0.380%), 1/25/37 (f)	867,609	250,424
LSTAR Securities Investment Ltd.
Series 2019-1, Class A2, 2.749%
(1 Month LIBOR USD + 2.600%), 3/1/24 (c)(h)	2,000,000	1,959,868
Series 2019-2, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(h)	2,000,000	1,453,591
Series 2019-3, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 4/1/24 (c)(h)	2,500,000	2,473,265
Series 2019-4, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 5/1/24 (c)(h)	2,130,000	2,166,391
Series 2019-5, Class A2, 2.649%
(1 Month LIBOR USD + 2.500%), 11/1/24 (c)(h)	4,500,000	4,406,056
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (a)(c)	435,587	444,571
Onslow Bay Financial LLC
Series 2019-EXP3, Class 2A1B, 1.050%
(1 Month LIBOR USD + 0.900%), 10/25/59 (c)(f)	4,241,000	4,256,543
Preston Ridge Partners Mortgage Trust
Series 2019-3A, Class A2, 4.458%, 7/25/24 (c)(h)	1,500,000	1,488,746
Progress Residential Trust
Series 2017-SFR1, Class E, 4.261%, 8/17/34 (c)	1,000,000	1,019,684
Series 2019-SFR1, Class E, 4.466%, 8/17/35 (c)	1,000,000	1,032,641
Series 2018-SFR2, Class E, 4.656%, 8/17/35 (c)	3,000,000	3,068,063
Series 2018-SFR3, Class E, 4.873%, 10/17/35 (c)	500,000	514,232
Residential Asset Mortgage Products, Inc.
Series 2004-RS8, Class MII1, 1.050%
(1 Month LIBOR USD + 0.900%), 8/25/34 (f)	60,878	58,673
Sequoia Mortgage Trust
Series 2013-1, Class 2A1, 1.855%, 2/25/43 (a)	33,427	33,637
Structured Asset Securities Corp.
Series 2003-31A, Class 2A1, 2.409%, 10/25/33 (a)	183,372	184,810

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Principal
	Amount	Value
Towd Point Mortgage Trust
Series 2019-HY1, Class B1, 2.300%
(1 Month LIBOR USD + 2.150%), 10/25/48 (c)(f)	$2,600,000	$2,614,808
Series 2018-SJ1, Class B1, 5.250%, 10/25/58 (a)(c)	1,000,000	1,043,935
Series 2019-SJ1, Class M2, 4.750%, 11/25/58 (a)(c)	2,000,000	2,077,599
Series 2019-SJ2, Class XA, 5.000%, 11/25/58 (a)(c)	3,720,477	3,909,818
Tricon American Homes Trust
Series 2016-SFR1, Class D, 3.886%, 11/17/33 (c)	500,000	502,976
Series 2016-SFR1, Class F, 5.769%, 11/17/33 (c)	2,000,000	2,030,350
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A2, 6.292%, 2/25/49 (c)(h)	500,000	479,942
Series 2019-NPL5, Class A2, 5.194%, 9/25/49 (c)(h)	325,000	321,904
Series 2019-NPL7, Class A2, 5.193%, 10/25/49 (c)(h)	2,000,000	1,973,394
Series 2019-NPL8, Class A1B, 4.090%, 11/25/49 (c)(h)	2,000,000	1,986,578
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.452%, 7/25/59 (a)(c)(h)	500,000	493,080
Series 2019-4, Class B1, 3.860%, 11/25/59 (a)(c)(h)	947,000	965,370
Series 2020-INV1, Class M1, 5.500%, 3/25/60 (a)(c)	1,200,000	1,281,979
VOLT LXXXIII LLC
Series 2019-NPL9, Class A1B, 4.090%, 11/26/49 (c)(h)	3,000,000	2,983,783
VOLT LXXXIV LLC
Series 2019-NPL10, Class A1B, 3.967%, 12/27/49 (c)(h)	1,900,000	1,876,541
VOLT LXXXV LLC
Series 2020-NPL1, Class A1B, 3.721%, 1/25/50 (c)(h)	3,000,000	2,977,632
VOLT LXXXVII LLC
Series 2020-NPL3, Class A1B, 3.672%, 2/25/50 (c)(h)	4,000,000	3,977,354
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 5A1, 5.750%, 2/25/33	65,729	67,280
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $95,667,455)		95,477,099

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.4%
BasePoint – BP SLL Trust, Series SPL-III
10.500%, 12/31/20 (d)(e)	594,821	594,821
BP Commercial Funding Trust, Series SPL-III
11.250%, 11/30/22 (d)(j)	1,000,000	1,000,000
Total Private Placement Participation
Agreements (cost $1,594,821)		1,594,821

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2020, Continued

	Shares	Value
MONEY MARKET FUND – 1.0%
First American Government Obligations Fund –
Class Z, 0.260% (b)	3,993,281	$3,993,281
Total Money Market Fund (cost $3,993,281)		3,993,281
Total Investments (cost $388,594,757) – 100.3%		389,220,332
Liabilities less Other Assets – (0.3)%		(1,036,727)
TOTAL NET ASSETS – 100.0%		$388,183,605

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2020.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2020.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2020, the value of these investments was $319,740,613 or 82.4% of total net assets.

(d)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust. Value determined using significant unobservable inputs. As of November 30, 2020, the total value of fair valued securities was $594,821 or 0.1% of total net assets.

(e)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-III. As of November 30, 2020, the value of this investment was $594,821 or 0.1% of total net assets. The security was acquired from December 2016 to December 2019 at a cost of $594,821.

(f)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2020.
(g)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of November 30, 2020.

(h)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is in effect as of November 30, 2020.
(i)	Interest only security.
(j)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of BP Commercial Funding Trust, Series SPL-III. As of November 30, 2020, the value of this investment was $1,000,000 or 0.3% of total net assets. The security was acquired in November 2020 at a cost of $1,000,000.

FHLMC – Federal Home Loan Mortgage Corporation
FREMF – Freddie Mac K Series
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

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SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2020

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
ASSETS
Investments in securities, at value
(identified cost $1,247,205,650
and $388,594,757, respectively)	$1,150,430,315	$389,220,332
Cash	22,128	—
Receivables
Fund shares issued	1,577,761	67,267
Interest	2,484,497	554,493
Prepaid expenses	68,334	33,040
Total assets	1,154,583,035	389,875,132

LIABILITIES
Payables
Dividends	1,519,745	35,774
Fund shares redeemed	2,878,184	1,346,077
Due to Adviser	574,707	102,998
Transfer agent fees and expenses	192,449	60,664
Administration and fund accounting fees	156,461	75,016
12b-1 distribution fees	42,041	27,995
Audit fees	26,605	24,935
Custody fees	25,706	8,014
Chief Compliance Officer fee	2,083	2,050
Accrued expenses	25,451	8,004
Total liabilities	5,443,432	1,691,527
NET ASSETS	$1,149,139,603	$388,183,605

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2020, Continued

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$10,256,349
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,129,960
Net asset value and
redemption price per share	$9.08
Maximum offering price per share (Net asset
value per share divided by 98.00%)	$9.27
Investor Class
Net assets applicable to shares outstanding	$73,021,790	$60,464,390
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	8,052,332	6,327,849
Net asset value, offering and
redemption price per share	$9.07	$9.56
Institutional Class
Net assets applicable to shares outstanding	$1,065,861,464	$327,719,215
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	117,791,314	34,311,068
Net asset value, offering and
redemption price per share	$9.05	$9.55

COMPONENTS OF NET ASSETS
Paid-in capital	$1,560,023,692	$413,600,869
Total distributable deficit	(410,884,089)	(25,417,264)
Net assets	$1,149,139,603	$388,183,605

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

(This Page Intentionally Left Blank.)

SEMPER FUNDS

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2020

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
INVESTMENT INCOME
Income
Interest	$76,824,898	$12,054,874
Total income	76,824,898	12,054,874

Expenses
Advisory fees (Note 4)	9,292,158	1,561,338
Transfer agent fees and expenses (Note 4)	1,592,426	438,559
Administration and fund
accounting fees (Note 4)	1,118,478	500,970
Interest expense (Note 7)	656,872	30,363
12b-1 fees – Class A (Note 5)	49,270	—
12b-1 fees – Investor Class (Note 5)	274,158	231,108
Registration fees	201,699	116,277
Custody fees (Note 4)	183,625	54,507
Shareholder reporting	53,890	18,771
Trustees fees and expenses	28,742	17,346
Audit fees	26,648	24,975
Insurance expense	25,115	5,906
Miscellaneous	23,932	8,420
Legal fees (Note 4)	17,591	8,447
Chief Compliance Officer fee (Note 4)	12,354	12,321
Total expenses	13,556,958	3,029,308
Advisory fee waiver (Note 4)	—	(121,621)
Net expenses	13,556,958	2,907,687
Net investment income	63,267,940	9,147,187

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized loss on investments	(275,690,269)	(23,190,856)
Net change in unrealized
appreciation/(depreciation) on investments	(72,907,664)	(415,711)
Net realized and unrealized
loss on investments	(348,597,933)	(23,606,567)
Net Decrease in Net Assets
Resulting from Operations	$(285,329,993)	$(14,459,380)

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$63,267,940	$95,495,228
Net realized loss from investments	(275,690,269)	(6,918,122)
Net change in unrealized
appreciation/(depreciation) on investments	(72,907,664)	355,485
Net increase/(decrease) in net assets
resulting from operations	(285,329,993)	88,932,591

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(836,100)	(1,377,909)
Investor Class	(4,625,600)	(10,225,757)
Institutional Class	(64,344,923)	(91,707,560)
Total distributions to shareholders	(69,806,623)	(103,311,226)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(823,981,268)	399,344,574
Total increase/(decrease) in net assets	(1,179,117,884)	384,965,939

NET ASSETS
Beginning of year	2,328,257,487	1,943,291,548
End of year	$1,149,139,603	$2,328,257,487

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A
	Year Ended		Year Ended
	November 30, 2020		November 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	371,295	$3,488,552	1,632,245	$17,098,194
Shares issued on
reinvestments of
distributions	70,006	646,848	108,138	1,132,374
Shares redeemed	(2,550,432)	(22,738,177)	(832,280)	(8,717,157)
Net increase/(decrease)	(2,109,131)	$(18,602,777)	908,103	$9,513,411

Investor Class
	Year Ended		Year Ended
	November 30, 2020		November 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	6,177,358	$58,479,747	15,617,016	$163,500,951
Shares issued on
reinvestments of
distributions	423,692	3,930,627	860,544	9,009,002
Shares redeemed	(18,272,309)	(169,729,058)	(18,185,924)	(190,377,334)
Net decrease	(11,671,259)	$(107,318,684)	(1,708,364)	$(17,867,381)

Institutional Class
	Year Ended		Year Ended
	November 30, 2020		November 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	110,905,543	$1,033,802,116	116,851,754	$1,223,867,106
Shares issued on
reinvestments of
distributions	4,661,568	42,868,059	5,962,548	62,458,672
Shares redeemed	(197,872,847)	(1,774,729,982)	(83,907,665)	(878,627,234)
Net increase/(decrease)	(82,305,736)	$(698,059,807)	38,906,637	$407,698,544

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$9,147,187	$8,478,787
Net realized loss from investments	(23,190,856)	(158,652)
Net change in unrealized
appreciation/(depreciation) on investments	(415,711)	1,131,083
Net increase/(decrease) in net assets
resulting from operations	(14,459,380)	9,451,218

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,880,018)	(2,203,039)
Institutional Class	(7,838,701)	(6,632,085)
Total distributions to shareholders	(9,718,719)	(8,835,124)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(37,845,223)	282,140,860
Total increase/(decrease) in net assets	(62,023,322)	282,756,954

NET ASSETS
Beginning of year	450,206,927	167,449,973
End of year	$388,183,605	$450,206,927

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	November 30, 2020		November 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	10,359,980	$101,829,283	11,680,001	$115,355,794
Shares issued on
reinvestments of
distributions	176,052	1,668,017	203,480	2,009,738
Shares redeemed	(13,154,512)	(123,623,525)	(9,231,596)	(91,161,995)
Net increase/(decrease)	(2,618,480)	$(20,126,225)	2,651,885	$26,203,537

Institutional Class
	Year Ended		Year Ended
	November 30, 2020		November 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	39,768,107	$379,749,958	35,732,900	$353,134,407
Shares issued on
reinvestments of
distributions	730,686	6,923,116	576,073	5,694,228
Shares redeemed	(42,741,838)	(404,392,072)	(10,411,376)	(102,891,312)
Net increase/(decrease)	(2,243,045)	$(17,718,998)	25,897,597	$255,937,323

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A

					December 18,
					2015*
					through
	Year Ended November 30,				November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.43	$10.50	$10.69	$10.56	$10.92

Income from investment operations:
Net investment income^	0.36	0.46	0.53	0.44	0.56
Net realized and unrealized
gain/(loss) on investments	(1.32)	(0.03)	(0.12)	0.21	(0.28)
Total from investment operations	(0.96)	0.43	0.41	0.65	0.28

Less distributions:
From net investment income	(0.39)	(0.50)	(0.60)	(0.52)	(0.64)
Total distributions	(0.39)	(0.50)	(0.60)	(0.52)	(0.64)

Net asset value, end of period	$9.08	$10.43	$10.50	$10.69	$10.56

Total return	-9.14%	4.19%	3.91%	6.34%	2.66	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$10,256	$33,799	$24,483	$20,873	$6,582
Ratio of expenses to
average net assets:
Before fee waiver
and recoupment	1.09%	1.02%	1.00%	0.94%**	1.01	%++
After fee waiver
and recoupment	1.09%	1.02%	1.00%	0.95%**	1.00	%++
Ratio of net investment
income to average net assets:
Before fee waiver
and recoupment	3.83%	4.38%	4.97%	4.15%	5.58	%++
After fee waiver
and recoupment	3.83%	4.38%	4.97%	4.14%	5.59	%++
Portfolio turnover rate	79%	118%	137%	238%	135	%+†

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
†	Portfolio turnover rate calculated for the year ended November 30, 2016.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.43	$10.50	$10.69	$10.56	$10.91

Income from investment operations:
Net investment income^	0.36	0.46	0.51	0.45	0.58
Net realized and unrealized
gain/(loss) on investments	(1.33)	(0.03)	(0.10)	0.20	(0.30)
Total from investment operations	(0.97)	0.43	0.41	0.65	0.28

Less distributions:
From net investment income	(0.39)	(0.50)	(0.60)	(0.52)	(0.63)
Total distributions	(0.39)	(0.50)	(0.60)	(0.52)	(0.63)

Net asset value, end of year	$9.07	$10.43	$10.50	$10.69	$10.56

Total return	-9.24%	4.19%	3.92%	6.34%	2.67%

Ratios/supplemental data:
Net assets, end of year (thousands)	$73,022	$205,755	$225,054	$97,089	$79,614
Ratio of expenses to average net assets:
Before fee waiver and recoupment	1.09%	1.02%	1.01%	0.94%**	0.97%
After fee waiver and recoupment	1.09%	1.02%	1.01%	0.95%**	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver and recoupment	3.81%	4.38%	4.77%	4.20%	5.45%
After fee waiver and recoupment	3.81%	4.38%	4.77%	4.19%	5.42%
Portfolio turnover rate	79%	118%	137%	238%	135%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.44	$10.51	$10.70	$10.57	$10.92

Income from investment operations:
Net investment income^	0.38	0.48	0.55	0.47	0.60
Net realized and unrealized
gain/(loss) on investments	(1.36)	(0.02)	(0.11)	0.21	(0.30)
Total from investment operations	(0.98)	0.46	0.44	0.68	0.30

Less distributions:
From net investment income	(0.41)	(0.53)	(0.63)	(0.55)	(0.65)
Total distributions	(0.41)	(0.53)	(0.63)	(0.55)	(0.65)

Net asset value, end of year	$9.05	$10.44	$10.51	$10.70	$10.57

Total return	-9.28%	4.45%	4.20%	6.59%	2.92%

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,065,862	$2,088,703	$1,693,755	$1,008,263	$466,344
Ratio of expenses to average net assets:
Before fee waiver and recoupment	0.84%	0.77%	0.76%	0.70%**	0.73%
After fee waiver and recoupment	0.84%	0.77%	0.76%	0.70%**	0.75%
Ratio of net investment income
to average net assets:
Before fee waiver and recoupment	4.04%	4.63%	5.13%	4.37%	5.68%
After fee waiver and recoupment	4.04%	4.63%	5.13%	4.37%	5.66%
Portfolio turnover rate	79%	118%	137%	238%	135%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.89	$9.87	$9.92	$9.92	$10.00

Income from investment operations:
Net investment income^	0.18	0.28	0.26	0.20	0.24
Net realized and unrealized
gain/(loss) on investments	(0.33)	0.03	(0.05)	0.08	(0.07)
Total from investment operations	(0.15)	0.31	0.21	0.28	0.17

Less distributions:
From net investment income	(0.18)	(0.29)	(0.26)	(0.28)	(0.25)
Total distributions	(0.18)	(0.29)	(0.26)	(0.28)	(0.25)

Net asset value, end of year	$9.56	$9.89	$9.87	$9.92	$9.92

Total return	-1.43%	3.20%	2.17%	2.90%	1.77%

Ratios/supplemental data:
Net assets, end of year (thousands)	$60,465	$88,502	$62,155	$14,088	$405
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.88%	0.90%	1.07%	1.22%*	1.21%
After fee waiver and
expense reimbursement	0.85%	0.85%	0.85%	0.88%*	0.85%
Ratio of net investment income
to average net assets:
Before fee waiver and
expense reimbursement	1.87%	2.77%	2.37%	1.69%	2.07%
After fee waiver and
expense reimbursement	1.90%	2.82%	2.59%	2.03%	2.43%
Portfolio turnover rate	107%	131%	158%	141%	108%

^	Based on average shares outstanding.
*	Includes extraordinary expenses of 0.03% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.90	$9.88	$9.93	$9.93	$10.01

Income from investment operations:
Net investment income^	0.20	0.30	0.28	0.24	0.25
Net realized and unrealized
gain/(loss) on investments	(0.34)	0.03	(0.04)	0.07	(0.05)
Total from investment operations	(0.14)	0.33	0.24	0.31	0.20

Less distributions:
From net investment income	(0.21)	(0.31)	(0.29)	(0.31)	(0.28)
Total distributions	(0.21)	(0.31)	(0.29)	(0.31)	(0.28)

Net asset value, end of year	$9.55	$9.90	$9.88	$9.93	$9.93

Total return	-1.28%	3.38%	2.45%	3.16%	2.04%

Ratios/supplemental data:
Net assets, end of year (thousands)	$327,719	$361,705	$105,295	$42,704	$41,946
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.63%	0.65%	0.82%	0.97%*	0.98%
After fee waiver and
expense reimbursement	0.60%	0.60%	0.60%	0.61%*	0.60%
Ratio of net investment income
to average net assets:
Before fee waiver and
expense reimbursement	2.06%	2.96%	2.57%	2.08%	2.11%
After fee waiver and
expense reimbursement	2.09%	3.01%	2.79%	2.44%	2.49%
Portfolio turnover rate	107%	131%	158%	141%	108%

^	Based on average shares outstanding.
*	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020

NOTE 1 – ORGANIZATION

The Semper MBS Total Return Fund and the Semper Short Duration Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Semper MBS Total Return Fund (“Total Return Fund”) is to seek a high level of risk-adjusted current income and capital appreciation.  The investment objective of the Semper Short Duration Fund (“Short Duration Fund”) is to seek a high level of current income that is consistent with preservation of capital.  Each Fund currently offers Investor Class shares and Institutional Class shares and the Total Return Fund offers Class A shares.  The Total Return Fund Class A shares may be subject to a 2.00% front-end sales load.  The Total Return Fund’s Investor Class shares and Institutional Class shares commenced operations on July 22, 2013 and the Class A shares commenced operations on December 18, 2015.  The Short Duration Fund’s Investor Class shares and Institutional Class shares commenced operations on December 23, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of high amortized cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date.  Non-cash interest income included in interest income, if any, is recorded at the fair market value of additional par received.  Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statement of operations.  Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds declare dividends from net investment income daily and distribute the dividends to shareholders monthly.  The Funds distribute any realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Restricted Securities:  The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  At November 30, 2020, the Funds held securities issued pursuant to Rule 144a under the Securities Act of 1933.  All Rule 144a securities have been classified as liquid under

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

the Funds’ liquidity risk management program. Other restricted investments held by the Funds at November 30, 2020 are disclosed in the notes to the schedules of investments.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2020, there were no reclassifications between paid-in capital and total distributable earnings.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Market values for fixed income securities are normally determined on the basis of valuations provided by independent pricing services.  Each independent pricing service typically values securities based on one or more inputs as described below.  Securities that use similar valuation techniques and inputs as described below are categorized as level 2 of the fair value hierarchy.  To the extent the significant inputs are unobservable, the values are generally categorized as level 3.

Mortgage- and Asset-Backed Securities:  Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by independent pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.

U.S. Government Securities:  U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.

U.S. Government Agency Securities:  U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.

Other Debt Securities:  Other debt securities, including corporate and municipal bonds, are valued at their mean prices furnished by an independent pricing service provider using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider yields or recently executed transactions of investments with comparable quality, type of issue, coupon maturity and rating, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2020:

Total Return Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Commercial
Mortgage-Backed
Securities – Agency	$—	$33,556	$—	$33,556
Commercial
Mortgage-Backed
Securities –
Non-Agency	—	66,348,724	—	66,348,724
Residential
Mortgage-Backed
Securities – Agency	—	146,224,780	—	146,224,780
Residential Mortgage-
Backed Securities –
Non-Agency	—	896,278,371	—	896,278,371
Total Fixed Income	—	1,108,885,431	—	1,108,885,431
Private Placement
Participation
Agreements	—	—	4,979,977	4,979,977
Money Market Fund	36,564,907	—	—	36,564,907
Total Investments	$36,564,907	$1,108,885,431	$4,979,977	$1,150,430,315

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

Short Duration Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset-Backed
Securities – Agency	$—	$47	$—	$47
Asset-Backed
Securities – Non-Agency	—	85,152,715	—	85,152,715
Collateralized
Loan Obligations	—	83,597,977	—	83,597,977
Commercial
Mortgage-Backed
Securities – Agency	—	2,298	—	2,298
Commercial
Mortgage-Backed
Securities – Non-Agency	—	51,895,575	—	51,895,575
Residential
Mortgage-Backed
Securities – Agency	—	67,506,519	—	67,506,519
Residential
Mortgage-Backed
Securities – Non-Agency	—	95,477,099	—	95,477,099
Total Fixed Income	—	383,632,230	—	383,632,230
Private Placement
Participation
Agreement	—	—	1,594,821	1,594,821
Money Market Fund	3,993,281	—	—	3,993,281
Total Investments	$3,993,281	$383,632,230	$1,594,821	$389,220,332

Refer to each Fund’s schedule of investments for a detailed break-out of securities by type.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

The following is a reconciliation of the Total Return Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Total Return Fund
	Investments in Securities, at Value
			Private
	Residential	Residential	Placement
	MBS –	MBS –	Participation
	Agency	Non-Agency	Agreements
Balance as of November 30, 2019	$9,186,667	$31,733,679	$6,905,525
Accrued discounts/premiums	(30,957)	335,419	—
Realized gain/(loss)	(1,477,082)	(1,851)	—
Change in unrealized appreciation/(depreciation)	1,700	534,621	(828,308)
Purchases	7,425,730	7,804,465	201,816
Sales	(15,106,058)	(322,491)	(1,299,056)
Transfers in and/or out of Level 3	—	(40,083,842)	—
Balance as of November 30, 2020	$—	$—	$4,979,977

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2020, and still classified as level 3 was $(828,308).

The following is a reconciliation of the Short Duration Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Short Duration Fund
	Investments in Securities, at Value
	Collateralized	Commercial	Residential
	Loan	MBS –	MBS –
	Obligations	Non-Agency	Agency
Balance as of November 30, 2019	$496,260	$6,320,117	$3,000,000
Accrued discounts/premiums	—	(1,553)	—
Realized gain/(loss)	—	(322,709)	3,750
Change in unrealized appreciation/(depreciation)	767	(65)	—
Purchases	—	—	—
Sales	(84,116)	(5,995,790)	(3,003,750)
Transfers in and/or out of Level 3	(412,911)	—	—
Balance as of November 30, 2020	$—	$—	$—

			Private
		Residential	Placement
		MBS –	Participation
		Non-Agency	Agreement
Balance as of November 30, 2019		$3,000,000	$712,527
Accrued discounts/premiums		54,429	—
Realized gain/(loss)		—	—
Change in unrealized appreciation/(depreciation)		110,992	—
Purchases		1,240,635	1,037,473
Sales		—	(155,179)
Transfers in and/or out of Level 3		(4,406,056)	—
Balance as of November 30, 2020		$—	$1,594,821

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2020, and still classified as level 3 was $0.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

The following is a summary of quantitative information about level 3 valued measurements:

Total Return Fund
	Value at	Valuation	Unobservable
	11/30/20	Technique(s)	Input	Input/Range
Private	$4,979,977	Market	Prior/Recent	$100
Placement		Transaction	Transaction
Participation		Method
Agreements

Short Duration Fund
	Value at	Valuation	Unobservable
	11/30/20	Technique(s)	Input	Input/Range
Private	$1,594,821	Market	Prior/Recent	$100
Placement		Transaction	Transaction
Participation		Method
Agreement

Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes for the year ended November 30, 2020 and concluded these changes do not have a material impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have adopted all applicable provisions of ASU 2018-13.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Semper Capital Management, L.P. (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Total Return Fund, the fees are calculated at an annual rate of 0.60% of the Fund’s average daily net assets for the first $1.5 billion of assets, 0.55% of the Fund’s average daily net assets for the next $1 billion of assets, and 0.50% of the Fund’s average daily net assets in excess of $2.5 billion.  For the Short Duration Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.35% based upon the Fund’s average daily net assets.  For the year ended November 30, 2020, the advisory fees incurred by the Funds are disclosed in the statements of operations.

Each Fund is responsible for its own operating expenses.  During the year ended November 30, 2020, the Total Return Fund and the Short Duration Fund incurred $9,125 and $0, respectively, in extraordinary expenses which are reflected in the Funds’ legal fees in the statements of operations.  The Adviser has contractually agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses).  The Total Return Fund expenses are limited to 0.90% of the average daily net assets of the Fund and the Short Duration Fund expenses are limited to 0.60% of the average daily net assets of the Fund.  Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to each Fund’s payment of current ordinary operating expenses.

During the year ended November 30, 2020, the Adviser waived fees of $162,299 and recouped previously waived fees of $40,678 for the Short Duration Fund. Any amount due from the Adviser is paid monthly to the Fund.  The expense limitation will remain in effect through at least March 29, 2021, and may be terminated only by the Trust’s Board of Trustees.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Short Duration Fund
Expiration	Amount
11/30/21	$180,291
11/30/22	133,406
11/30/23	162,299
$475,996

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2020 are disclosed in the statements of operations.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees of the Funds has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

The Funds have entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services.  These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Total Return Fund and the Short Duration Fund expensed $1,079,536 and $314,584, respectively, of sub-transfer agent fees during the year ended November 30, 2020. These fees are included in the transfer agent fees and expenses amount disclosed in the statements of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class and the Total Return Fund’s Class A.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2020, the 12b-1 distribution fees incurred by the Funds are disclosed in the statements of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
Total Return Fund	$1,216,106,747	$2,061,789,514	$17,276,522	$11,580,366
Short Duration Fund	$422,765,376	$469,795,313	$39,196,390	$17,152,051

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

NOTE 7 – LINES OF CREDIT

The Total Return Fund and the Short Duration Fund have an unsecured line of credit in the amount of $350,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2020, the Funds drew upon their line of credit. The Total Return Fund had an average daily outstanding balance of $23,642,694 a weighted average interest rate of 2.75%, paid interest expense of $656,872 and had a maximum amount outstanding of $303,750,000.  The Short Duration Fund had an average daily outstanding balance of $1,086,014, a weighted average interest rate of 2.75%, paid interest expense of $30,363 and had a maximum amount outstanding of $47,905,000. At November 30, 2020, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of paydowns.

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 was as follows:

	Total Return Fund		Short Duration Fund
	Nov. 30, 2020	Nov. 30, 2019	Nov. 30, 2020	Nov. 30, 2019
Ordinary income	$69,806,623	$103,311,226	$9,718,719	$8,835,124

As of November 30, 2020, the components of capital on a tax basis were as follows:

	Total	Short
	Return Fund	Duration Fund
Cost of investments (a)	$1,246,728,113	$388,550,981
Gross unrealized appreciation	15,940,162	3,469,713
Gross unrealized depreciation	(112,237,960)	(2,800,362)
Net unrealized
appreciation/(depreciation) (a)	(96,297,798)	669,351
Undistributed ordinary income	1,189,627	269,511
Undistributed long-term capital gains	—	—
Total distributable earnings	1,189,627	269,511
Other accumulated gains/(losses)	(315,775,918)	(26,356,126)
Total accumulated earnings/(losses)	$(410,884,089)	$(25,417,264)

(a)
The difference between book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to wash sales and partnerships. The difference between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, capital loss carryforwards, and tax adjustments to dividends payable.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

The Funds had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	Short-Term Indefinite	Long-Term Indefinite
Total Return Fund	$196,416,606	$117,839,567
Short Duration Fund	20,564,147	5,756,205

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact a Fund’s performance. Traditionally, liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. A Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•
Risks Associated with Mortgage-Backed and Other Asset-Backed Securities – In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

•
Residential Mortgage-Backed Securities Risk – RMBS are subject to the risks generally associated with mortgage-backed securities. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by nongovernment entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.

•
Privately Issued Mortgage-Related Securities Risk – MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. Government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by a Fund with respect to such payments. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

•
Sub-Prime Mortgage Risk – The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due is more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

•
Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for a Fund to sell these securities.

•
High Yield Risk – Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

become illiquid or less liquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2020, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Total Return Fund	National Financial Services LLC	28.6%
Short Duration Fund	Charles Schwab & Co., Inc.	34.9%

NOTE 11 – CHANGE IN PORTFOLIO MANAGER

On November 3, 2020, a supplement to the Funds’ prospectus and statement of additional information was filed notifying shareholders that Mr. Neil Aggarwal will no longer serve as a portfolio manager to the Total Return Fund.

NOTE 12 – SEC ORDER

On April 28, 2020, an Order Instituting Administrative and Cease-and-Desist Proceedings (the “Order”) against Semper Capital Management, L.P., the Funds’ Adviser, was made public by the SEC.  The SEC determined that Semper caused the Total Return Fund to overvalue certain odd lot positions it held in residential mortgage-backed securities resulting in overstatements of the Fund’s NAV from July 22, 2013 through May 2014 (“Relevant Period”). The Order also stated that Semper failed to disclose the material factor of odd lot pricing in the Fund’s performance to shareholders and thereby omitted material pricing and important valuation information to Fund investors which was misleading.

For the Relevant Period, the Order stated that 32 percent of the Total Return Fund’s reported inception-to-date investor returns were attributable to markups of odd lot positions to round lot prices.  The Total Return Fund’s Institutional Class performance for the Relevant Period was 14.26%.

Without admitting or denying any wrongdoing, Semper Capital Management, L.P. agreed as part of the settlement to pay disgorgement, prejudgment interest and a civil monetary penalty to the SEC.

NOTE 13 – OTHER TAX INFORMATION (Unaudited)

For the year ended November 30, 2020, the Total Return Fund and the Short Duration Fund designated $69,806,623 and $9,718,719, respectively, as ordinary income for purposes of the dividends paid deduction.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2020, Continued

For the year ended November 30, 2020, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2020 is designated as qualified dividend income under the Tax Cuts and Jobs Act of 2017.

On December 31, 2020, the Investor class, Institutional class, and Class A of the Total Return Fund distributed $0.029343918, $0.031264678, and $0.029343112 per share of net investment income, respectively.

On December 29, 2020, the Investor class and the Institutional class of the Short Duration Fund each distributed $0.00578310 per share of net investment income.

On December 31, 2020, the Investor class and the Institutional class of the Short Duration Fund distributed $0.012195208 and $0.014228752 per share of net investment income, respectively.

SEMPER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Semper MBS Total Return Fund
Semper Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and private companies.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2021

SEMPER FUNDS

NOTICE TO SHAREHOLDERS at November 30, 2020 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-736-7799.

SEMPER FUNDS

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2020 through June 30, 2020. No significant liquidity events impacting the Funds were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 74)		term;	Gamma Delta Housing		Advisors
615 E. Michigan Street		since	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		March	housing management)		(for series not
		2014.	(2012 to July 2019);		affiliated with
			Trustee and Chair		the Funds).
(2000 to 2012),
New Covenant Mutual
Funds (1999 to 2012);
Director and Board
Member, Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	3	Trustee,
(age 60)		term;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC		(for series not
		2017.	(a privately-held		affiliated with
			investment advisory		the Funds).
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment
Management, Inc. (a
privately-held
investment advisory
firm) (2002 to 2017).

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 73)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC		(for series not
		2008.	and its predecessors		affiliated with
			(May 1991 to		the Funds).
July 2017).

Raymond B. Woolson	Chairman	Indefinite	President, Apogee	3	Trustee,
(age 61)	of the	term;	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2020.			affiliated with
	Trustee	Indefinite			the Funds);
		term;			Independent
		since			Trustee,
		January			DoubleLine
		2016.			Funds Trust
(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	since	(February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 59)	President,	term;	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	since	(October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 49)	Treasurer	term;	U.S. Bank Global Fund Services
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 38)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 63)	President,	term;	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 52)	President	term;	Services (July 2007 to present).
2020 East Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2020, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

SEMPER FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-736-7799 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SEMPER FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Semper Capital Management, L.P.
52 Vanderbilt Avenue, Suite 401
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$44,400	$44,400
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2020	FYE 11/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  2/5/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  2/5/2021

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date  2/5/2021

* Print the name and title of each signing officer under his or her signature.